                                                                    Exhibit 10-L




                                BETZDEARBORN INC.
                    EMPLOYEE STOCK OWNERSHIP AND 401(K) PLAN

               (As Amended and Restated Effective January 1, 1998)

                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
SECTION 1       DEFINITIONS......................................................................................  2

   1.1          ACCOUNTS.........................................................................................  2
   1.2          ACCRUED BENEFIT..................................................................................  2
   1.3          AFFILIATE........................................................................................  2
   1.4          APPROPRIATE FORM.................................................................................  2
   1.5          BOARD OF DIRECTORS...............................................................................  2
   1.6          CODE.............................................................................................  2
   1.7          COMMITTEE........................................................................................  2
   1.8          COMMON STOCK.....................................................................................  2
   1.9          COMPANY..........................................................................................  2
   1.10         COMPANY STOCK....................................................................................  2
   1.11         COMPANY STOCK ACCOUNT............................................................................  2
   1.12         COMPENSATION.....................................................................................  2
   1.13         COMPENSATION DEFERRAL CONTRIBUTION...............................................................  3
   1.14         COMPENSATION DEFERRAL PERCENTAGE.................................................................  3
   1.15         DIVERSIFICATION ACCOUNT..........................................................................  3
   1.16         EFFECTIVE DATE...................................................................................  3
   1.17         ELIGIBLE EMPLOYEE................................................................................  3
   1.18         EMPLOYEE.........................................................................................  3
   1.20         EXEMPT LOAN......................................................................................  3
   1.21         401(K) ACCOUNT...................................................................................  3
   1.22         INVESTMENT FUND..................................................................................  4
   1.23         INVESTMENT VEHICLE...............................................................................  4
   1.24         LEASED EMPLOYEE..................................................................................  4
   1.25         MATCHING ACCOUNT.................................................................................  4
   1.26         MATCHING CONTRIBUTIONS...........................................................................  4
   1.27         MATCHING PERCENTAGE..............................................................................  4
   1.28         MAXIMUM COMPENSATION DEFERRAL MATCHING PERCENTAGE................................................  4
   1.29         NORMAL RETIREMENT AGE............................................................................  4
   1.30         NORMAL RETIREMENT DATE...........................................................................  4
   1.31         OTHER INVESTMENTS ACCOUNT........................................................................  4
   1.32         PARTICIPANT......................................................................................  4
   1.33         PAYSOP ACCOUNT...................................................................................  4
   1.34         PLAN.............................................................................................  4
   1.35         PLAN ADMINISTRATOR...............................................................................  4
   1.36         PREFERRED STOCK..................................................................................  5
   1.37         QUALIFIED ELECTION PERIOD........................................................................  5
   1.38         QUALIFIED PARTICIPANT............................................................................  5
   1.39         ROLLOVER ACCOUNT.................................................................................  5
   1.40         STOCK BONUS ACCOUNT..............................................................................  5
   1.41         STOCK BONUS PLAN.................................................................................  5
   1.42         SUSPENSE SUBFUND.................................................................................  5
   1.43         TRUST............................................................................................  5
   1.44         TRUST AGREEMENT..................................................................................  5
   1.45         TRUST FUND.......................................................................................  5

   1.46         TRUSTEE.........................................................................................  5
   1.47         VALUATION DATE..................................................................................  5
   1.48         VOLUNTARY ACCOUNT...............................................................................  5

SECTION 2       SERVICE.........................................................................................  6

   2.1          HOUR OF SERVICE.................................................................................  6
   2.2          ELIGIBILITY COMPUTATION PERIOD..................................................................  8
   2.3          YEAR OF ELIGIBILITY SERVICE.....................................................................  8
   2.4          YEAR OF VESTING SERVICE.........................................................................  8
   2.5          ONE-YEAR BREAK IN SERVICE.......................................................................  8
   2.6          NO PARITY BREAK.................................................................................  8
   2.7          SERVICE WITH A FOREIGN AFFILIATE................................................................  8

SECTION 3       PARTICIPATION...................................................................................  9

   3.1          CONTINUED PARTICIPATION OF PARTICIPANTS AS OF DECEMBER 31, 1997.................................  9
   3.2          ELIGIBILITY AND PARTICIPATION...................................................................  9
   3.3          PARTICIPATION AFTER BREAK IN SERVICE............................................................  9
   3.4          LEASED EMPLOYEES................................................................................  9

SECTION 4       COMPANY CONTRIBUTIONS...........................................................................  9

   4.1          COMPANY CONTRIBUTIONS...........................................................................  9
   4.2          TIME OF PAYMENT.................................................................................  9
   4.3          CONTRIBUTIONS IRREVOCABLE....................................................................... 10

SECTION 5       PARTICIPANTS' ACCOUNTS AND INVESTMENT THEREOF; EXEMPT LOANS..................................... 10

   5.1          ACCOUNTS........................................................................................ 10
   5.2          INVESTMENT OF TRUST FUND........................................................................ 10
   5.3          EXEMPT LOAN..................................................................................... 10
   5.4          DIVERSIFICATION OF INVESTMENTS.................................................................. 11

SECTION 6       ALLOCATION OF CONTRIBUTIONS..................................................................... 12

   6.1          PARTICIPANTS ENTITLED TO ALLOCATION............................................................. 12
   6.2          ALLOCATION OF COMPANY STOCK CONTRIBUTIONS....................................................... 12
   6.3          ALLOCATION OF OTHER CONTRIBUTIONS............................................................... 12
   6.4          ALLOCATION OF COMPANY STOCK ACQUIRED WITH EXEMPT LOAN........................................... 12
   6.5          RELEASE FROM SUSPENSE SUBFUND................................................................... 13
   6.6          ALLOCATION OF SHARES RELEASED FROM SUSPENSE SUBFUND............................................. 14
   6.7          ALLOCATION OF FORFEITURES....................................................................... 14

SECTION 7       VALUATION....................................................................................... 14

   7.1          VALUATION....................................................................................... 14
   7.2          ALLOCATION OF GAINS AND LOSSES.................................................................. 15
   7.3          DIVIDENDS ON COMPANY STOCK...................................................................... 15

SECTION 8       401(K) PLAN..................................................................................... 16

   8.1          DEFINITIONS..................................................................................... 16
   8.2          PARTICIPANT COMPENSATION DEFERRALS.............................................................. 17
   8.3          COMPANY MATCHING CONTRIBUTIONS.................................................................. 17
   8.4          DESIGNATION OF ACCOUNT.......................................................................... 18
   8.5          CHANGING RATES OF CONTRIBUTION.................................................................. 18

   8.6          WITHDRAWALS OF COMPENSATION DEFERRAL CONTRIBUTIONS.............................................. 18
   8.7          RESTRICTIONS.................................................................................... 19
   8.8          PERIODS OF ABSENCE.............................................................................. 19
   8.9          TERMINATION OF CONTRIBUTIONS.................................................................... 19
   8.10         LIMITATION ON COMPENSATION DEFERRAL CONTRIBUTIONS............................................... 19
   8.11         LIMITATIONS ON MATCHING CONTRIBUTIONS........................................................... 20
   8.12         ELECTION TO USE CURRENT PLAN YEAR............................................................... 21
   8.13         DISTRIBUTION OF EXCESS DEFERRALS................................................................ 22
   8.14         DISTRIBUTION OF EXCESS CONTRIBUTIONS............................................................ 22
   8.15         DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.................................................. 23
   8.16         DESIGNATION AS PROFIT-SHARING PLAN.............................................................. 24
   8.17         PARTICIPANT ROLLOVER CONTRIBUTION............................................................... 24
   8.18         LOANS........................................................................................... 24

SECTION 9       BENEFITS AND DISTRIBUTIONS...................................................................... 26

   9.1          VESTING......................................................................................... 26
   9.2          AMOUNT, METHOD, FORM OF BENEFIT PAYMENTS........................................................ 26
   9.3          NORMAL AND LATE RETIREMENT...................................................................... 27
   9.4          VESTED DEFERRED BENEFITS........................................................................ 27
   9.5          DISABILITY RETIREMENT........................................................................... 28
   9.6          DEATH........................................................................................... 28
   9.7          DESIGNATION OF BENEFICIARY AND FORM OF PAYMENT OF DEATH BENEFIT;
                SPOUSE'S CONSENT TO NON-SPOUSE BENEFICIARY...................................................... 28
   9.8          SPECIAL PROVISION AS TO TIMING OF DISTRIBUTIONS................................................. 29
   9.9          REQUIREMENTS CONCERNING DISTRIBUTIONS........................................................... 29
   9.10         PUT OPTIONS ON DISTRIBUTED SHARES OF CERTAIN COMPANY STOCK...................................... 30
   9.11         DIRECT ROLLOVERS OF ELIGIBLE ROLLOVER DISTRIBUTIONS MADE FROM THIS PLAN......................... 31
   9.12         PARTICIPANT'S CONSENT TO DISTRIBUTION OF BENEFITS............................................... 31

SECTION 10      LIMITATIONS ON CONTRIBUTIONS.................................................................... 32

   10.1         DEFINITIONS FOR LIMITATIONS ON CONTRIBUTIONS.................................................... 32
   10.2         BASIC LIMITATION................................................................................ 33
   10.3         COMBINED LIMIT WITH PENSION PLAN................................................................ 34
   10.4         COMBINING AND AGGREGATING PLANS................................................................. 34

SECTION 11      TOP-HEAVY PROVISIONS............................................................................ 34

   11.1         TOP-HEAVY PREEMPTION............................................................................ 34
   11.2         TOP-HEAVY DEFINITIONS........................................................................... 34
   11.3         TOP-HEAVY RULES................................................................................. 36
   11.4         IMPACT ON MAXIMUM BENEFITS...................................................................... 37
   11.5         CHANGE IN TOP-HEAVY STATUS...................................................................... 37
   11.6         DUPLICATION OF MINIMUM CONTRIBUTIONS NOT REQUIRED............................................... 37
   11.7         REPEAL OF LIMITATION............................................................................ 37

SECTION 12      NONALIENATION OF BENEFITS....................................................................... 37

   12.1         NONALIENATION RULE.............................................................................. 37

SECTION 13      FIDUCIARY RESPONSIBILITY........................................................................ 38

   13.1         FIDUCIARY DUTIES................................................................................ 38
   13.2         ALLOCATION OF RESPONSIBILITY.................................................................... 38
   13.3         NO JOINT RESPONSIBILITY......................................................................... 39

   13.4         NO CO-FIDUCIARY LIABILITY.......................................................................39
   13.5         ACT IN INTEREST OF PARTICIPANTS.................................................................39
   13.6         EMPLOYMENT OF ADVISORS..........................................................................39
   13.7         TRANSFER OR MAINTENANCE OF INDICIA OF OWNERSHIP OF PLAN ASSETS
                OUTSIDE UNITED STATES PROHIBITED................................................................40
   13.8         PROHIBITED TRANSACTIONS.........................................................................40

SECTION 14      ADMINISTRATION OF PLAN 00 STOCK BONUS PROFIT SHARING/RETIREMENT
                COMMITTEE AND PLAN ADMINISTRATOR................................................................42

   14.1         MEMBERS OF COMMITTEE............................................................................42
   14.2         OFFICERS AND EMPLOYEES OF THE COMMITTEE.........................................................42
   14.3         ACTION OF COMMITTEE.............................................................................42
   14.4         DISQUALIFICATION OF COMMITTEE MEMBER............................................................43
   14.5         EXPENSES OF COMMITTEE...........................................................................43
   14.6         POWERS OF THE COMMITTEE.........................................................................43
   14.7         ALLOCATION OF FIDUCIARY RESPONSIBILITY..........................................................43
   14.8         PLAN ADMINISTRATOR AND HIS GENERAL POWERS.......................................................43
   14.9         GENERAL DUTIES OF THE PLAN ADMINISTRATOR........................................................43
   14.10        INFORMATION TO BE SUBMITTED BY COMPANY TO THE PLAN ADMINISTRATOR................................44
   14.11        CLAIM PROCEDURE.................................................................................44
   14.12        SERVICE OF LEGAL PROCESS........................................................................46
   14.13        DISCRETIONARY AUTHORITY.........................................................................46

SECTION 15      THE TRUSTEE AND TRUST...........................................................................46

   15.1         THE TRUST.......................................................................................46
   15.2         ACTIONS AND RESPONSIBILITY OF TRUSTEE...........................................................46
   15.3         PAYMENTS........................................................................................46
   15.4         RESIGNATION AND REMOVAL OF TRUSTEE..............................................................46
   15.5         VOTING RIGHTS AND TENDER OFFERS.................................................................46

SECTION 16      PLAN AMENDMENT, MERGER OR CONSOLIDATION.........................................................48

   16.1         AMENDMENT.......................................................................................48

SECTION 17      PLAN TERMINATION................................................................................49

   17.1         DISCONTINUANCE OF CONTRIBUTIONS OR TERMINATION..................................................49

SECTION 18      TRANSFERS OF 401(K) ACCOUNTS, MATCHING, STOCK BONUS, VOLUNTARY, AND DIVERSIFICATION ACCOUNTS
                FROM THE STOCK BONUS PLAN.......................................................................49

   18.1         TRANSFERS OF 401(K), MATCHING, STOCK BONUS, VOLUNTARY, AND DIVERSIFICATION
                 ACCOUNTS FROM THE STOCK BONUS PLAN.............................................................49
   18.2         DISTRIBUTIONS AND WITHDRAWALS OF AMOUNTS ATTRIBUTABLE TO AMOUNTS TRANSFERRED....................50
   18.3         TRANSFER TO DIVERSIFICATION ACCOUNT.............................................................51
   18.4         PROTECTED FORMS OF DISTRIBUTION.................................................................51

SECTION 19      TRANSFERS OF PAYSOP ACCOUNTS FROM THE STOCK BONUS PLAN..........................................51

   19.1         TRANSFERS OF PAYSOP ACCOUNTS FROM THE STOCK BONUS PLAN..........................................51
   19.2         INCOME ON PAYSOP ACCOUNTS.......................................................................51
   19.3         NONFORFEITABLE RIGHT TO ALLOCATED COMMON STOCK..................................................52
   19.4         ADMINISTRATIVE EXPENSES.........................................................................52
   19.5         DIVERSIFICATION WITHDRAWALS.....................................................................52

   19.6         DISTRIBUTIONS OF PAYSOP ACCOUNTS................................................................53

SECTION 20      MISCELLANEOUS...................................................................................53

   20.1         PARTICIPATION BY AFFILIATES WITH CONSENT OF BETZDEARBORN INC....................................53
   20.2         APPLICATION OF PLAN.............................................................................53
   20.3         NO EMPLOYMENT RIGHTS CREATED....................................................................53
   20.4         INCAPACITATED PARTICIPANT OR BENEFICIARY........................................................54
   20.5         PAYMENT OF PLAN EXPENSES........................................................................54
   20.6         UNCLAIMED BENEFITS..............................................................................54
   20.7         TREATMENT OF LEASED EMPLOYEES...................................................................54
   20.8         CONSTRUCTION....................................................................................54

SECTION 21      SPECIAL PROVISIONS CONCERNING CERTAIN FORMER EMPLOYEES
                OF THE GRACE GROUP..............................................................................54

   21.1         DEFINITIONS.....................................................................................54
   21.2         PARTICIPATION BY CERTAIN EMPLOYEES OF THE DEARBORN BUSINESS.....................................55
   21.3         YEARS OF VESTING SERVICE........................................................................55
   21.4         ALLOCATION OF COMPANY STOCK CONTRIBUTION FOR 1996...............................................55

                                BETZDEARBORN INC.
                    EMPLOYEE STOCK OWNERSHIP AND 401(k) PLAN

                    (As Amended and Restated January 1, 1998)


                  WHEREAS, BETZDEARBORN INC. (the "Company") (formerly named "Betz Laboratories, Inc."), a Pennsylvania corporation, established the BetzDearborn Inc. Employee Stock Ownership and 401(k) Plan (the "Plan") (formerly named the "Betz Laboratories, Inc. Employee Stock Ownership and 401(k) Plan"), effective as of January 1, 1989, for the purpose of providing the employees eligible to participate in the Plan the opportunity to share in the success of the Company through stock ownership;


                  WHEREAS, the Plan was most recently amended and restated effective January 1, 1995 and has been amended on three occasions thereafter;


                  WHEREAS, in Section 16.1 of the Plan, the Company has reserved the right to amend the Plan, with certain inapplicable limitations;


                  WHEREAS, the Company desires to amend and restate the Plan to consolidate such three amendments and to make certain other changes;


                  WHEREAS, the ESOP will continue to be maintained for the exclusive benefit of eligible employees and their beneficiaries (within the meaning of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code")), and is intended to continue to qualify as an "employee stock ownership plan," as defined in section 4975(e)(7) of the Code and as a stock bonus plan under section 401(a) of the Code with a cash or deferred arrangement under section 401(k) of the Code;


                  NOW, THEREFORE, effective January 1, 1998, the BetzDearborn Inc. Employee Stock Ownership and 401(k) Plan is hereby amended and restated;

                                    SECTION 1
                                   DEFINITIONS

         The following words and phrases, as used herein, shall have the following meanings, unless the context clearly indicates otherwise:

         1.1 "Accounts" shall mean a Participant's Company Stock Account, 401(k) Account, Matching Account, Rollover Account and Other Investments Account. "Accounts" shall also include a Participant's 401(k), Matching, PAYSOP, Stock Bonus, Voluntary, and Diversification Account, if any, transferred from the Stock Bonus Plan.

         1.2 "Accrued Benefit" shall mean the sum of the amounts credited to a Participant's Accounts.

         1.3 "Affiliate" shall mean any corporation which is a member of a controlled group of corporations, as defined in section 414(b) of the Code, of which the Company is a member; any other trade or business which is under common control, as defined in section 414(c) of the Code, with the Company; any trade or business which is a member of an affiliated service group, as defined in section 414(m) of the Code, of which the Company is a member; and any entity required to be aggregated with the Company pursuant to section 414(o) of the Code. For purposes of applying sections 414(b) and 414(c) of the Code to the limitations on contributions set forth in Section X, the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in section 1563(a)(1) of the Code.

         1.4 "Appropriate Form" shall mean the form provided or prescribed by the Plan Administrator for the particular purpose.

         1.5 "Board of Directors" shall mean the Board of Directors of BetzDearborn Inc., as such Board may be constituted from time to time.

         1.6 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.7 "Committee" shall mean the Stock Bonus Profit Sharing/ Retirement Plan Committee appointed by the Board to establish the guidelines for administration and operation of the Plan and to perform such other duties as are prescribed in Section XIV.

         1.8 "Common Stock" shall mean voting common shares issued by BetzDearborn Inc. (formerly named "Betz Laboratories, Inc."), its being intended that such Common Stock constitute "qualifying employer securities" within the meaning of section 4975(e)(8) of the Code.

         1.9 "Company" shall mean BetzDearborn Inc. (formerly named "Betz Laboratories, Inc.") and any other corporation which adopts this Plan in accordance with the provisions of Section 20.1.

         1.10 "Company Stock" shall mean Preferred Stock and/or Common Stock.

         1.11 "Company Stock Account" shall mean the account established by the Plan Administrator for each Participant to which Company Stock allocated to the Participant under Section 6.2, 6.6(a), or 6.6(b) is credited.

         1.12 "Compensation" shall mean an Eligible Employee's base salary or wages, including any shift premium pay, overtime pay, incentive compensation, commissions and bonuses paid pursuant to any established plan, but excluding any special bonuses, deferred compensation or compensation earned pursuant to the Company's Employee Stock Incentive Plan, except that Compensation shall include the amount includable in the taxable gross income of an employee making an election described in section 83 of the Code. Compensation shall include an Eligible Employee's Compensation Deferral Contribution, if any. Compensation shall include Compensation paid by an Affiliate which is a controlled foreign corporation pursuant to section 957 of the Code. The Plan Administrator may establish rules for translating foreign compensation into U.S. dollars.

         The annual Compensation of each Participant taken into account under the Plan shall not exceed $160,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year shall apply to any period, not exceeding 12 months, beginning in such calendar year over which Compensation is determined (the "determination period"). If a determination period consists of fewer than 12 months, the applicable limit (as adjusted) shall be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         1.13 "Compensation Deferral Contribution" shall mean the amount of the deferred compensation contributed to the Plan in accordance with Section 8.2.

         1.14 "Compensation Deferral Percentage" shall mean any whole percentage number by which a Participant may elect to have the Company reduce his Compensation and make Compensation Deferral Contributions to the Plan.

         1.15 "Diversification Account" shall mean the account established in the Investment Fund by the Plan Administrator for each applicable Participant to which such Participant's Diversification Account under the Stock Bonus Plan is transferred, as provided under Section 18.1, and to which diversifications under
Section 18.3 are credited.

         1.16 "Effective Date" shall mean January 1, 1989.

         1.17 "Eligible Employee" shall mean any person employed by the Company other than (i) a nonresident alien who receives no earned income (as defined in section 911(b) of the Code) which constitutes United States source income (as defined in section 861(a)(3) of the Code), or (ii) a person who receives all or a portion of his Compensation from a Foreign Affiliate (as described in Section
2.7 of the Plan). The term "Eligible Employee" shall not include any person who is classified as an independent contractor or a Leased Employee by the Company, regardless of how such individual is classified by the Internal Revenue Service, by any other governmental agency or government, or by any court.

         1.18 "Employee" shall mean any individual employed by the Company or an Affiliate.

         1.19 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         1.20 "Exempt Loan" shall mean any loan to the Trust not prohibited by section 4975(c) of the Code, including a loan which meets the requirements set forth in section 4975(d)(3) of the Code and the regulations promulgated thereunder, the proceeds of which are used to finance the acquisition of Company Stock or to refinance such a loan.

         1.21 "401(k) Account" shall mean the account established by the Plan Administrator for each Participant to which Compensation Deferral Contributions allocated to the Participant are credited.

         1.22 "Investment Fund" shall mean, in the aggregate, all of the 401(k) Accounts, Other Investments Accounts, Rollover Accounts, Voluntary Accounts, and Diversification Accounts established by the Plan Administrator.

         1.23 "Investment Vehicle" shall mean any separate options available for the investment of amounts credited to accounts in the Investment Fund.

         1.24 "Leased Employee" shall mean a leased employee of the Company or an Affiliate within the meaning of section 414(n)(2) of the Code. Notwithstanding the foregoing, if all such leased employees constitute less than twenty percent (20%) of the nonhighly compensated work force (within the meaning of section 414(n)(5)(C)(ii) of the Code) of the Company and the Affiliates, the term "Leased Employee" shall not include any leased employee covered by a plan described in section 414(n)(5) of the Code.

         1.25 "Matching Account" shall mean the account established by the Plan Administrator for each Participant to which Matching Contributions allocated to the Participant are credited.

         1.26 "Matching Contributions" shall mean all amounts allocated to a Participant's Matching Account.

         1.27 "Matching Percentage" shall mean the rate at which the Company matches each Participant's Compensation Deferral Percentage.

         1.28 "Maximum Compensation Deferral Matching Percentage" shall mean the greatest Compensation Deferral Percentage to be multiplied by the Matching Percentage in the calculation of Matching Contributions.

         1.29 "Normal Retirement Age" shall mean age 65.

         1.30 "Normal Retirement Date" shall mean the first day of the month following the month in which a Participant attains Normal Retirement Age.

         1.31 "Other Investments Account" shall mean the account established by the Plan Administrator for each Participant to which assets allocated to the Participant other than Company Stock and Compensation Deferral Contributions are credited.

         1.32 "Participant" shall mean any Eligible Employee who meets or who has met the eligibility requirements of Section 3 and who has commenced to participate in the Plan pursuant to Section 3.2.

         1.33 "PAYSOP Account" shall mean the account established by the Plan Administrator for each applicable Participant to which such Participant's PAYSOP Account under the Stock Bonus Plan is transferred, as provided under Section 19.1.

         1.34 "Plan" shall mean the BetzDearborn Inc. Employee Stock Ownership and 401(k) Plan (formerly named the "Betz Laboratories, Inc. Employee Stock Ownership and 401(k) Plan"), as set forth in this document and as it may be amended from time to time.

         1.35 "Plan Administrator" shall mean the person designated by the Board of Directors to execute the administrative functions required by the Board of Directors, the Committee, the Plan and the Trust Agreement.

         1.36 "Preferred Stock" shall mean Series A ESOP Convertible Preferred Stock issued by BetzDearborn Inc., (formerly named "Betz Laboratories, Inc.") which is convertible into Common Stock, its being intended that such Preferred Stock constitute "qualifying employer securities" within the meaning of section 4975(e)(8) of the Code.

         1.37 "Qualified Election Period" shall mean the six-Plan-Year period beginning with the first Plan Year in which the Participant becomes a Qualified Participant.

         1.38 "Qualified Participant" shall mean a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan.

         1.39 "Rollover Account" shall mean the account established by the Plan Administrator for each applicable Participant to which assets rolled over to the Plan by the Participant (including a direct rollover) to the Plan are credited. A Participant's Rollover Account shall include a separate subaccount consisting of the Participant's Matching Account, if any, transferred from the Stock Bonus Plan.

         1.40 "Stock Bonus Account" shall mean the account established by the Plan Administrator for each applicable Participant to which such Participant's Stock Bonus Account under the Stock Bonus Plan was transferred, as provided under Section 18.1.

         1.41 "Stock Bonus Plan" shall mean the Betz Laboratories, Inc. Stock Bonus Profit Sharing and 401(k) Plan.

         1.42 "Suspense Subfund" shall mean the subfund established pursuant to
Section 6.4 as part of the Trust Fund to hold Company Stock purchased with the proceeds of an Exempt Loan pending the allocation of such Company Stock to Participants' Company Stock Accounts.

         1.43 "Trust" shall mean the BetzDearborn Inc. Employee Stock Ownership and 401(k) Trust, created by the Trust Agreement.

         1.44 "Trust Agreement" shall mean the agreement by and between the Company and the Trustee, as it may be amended from time to time.

         1.45 "Trust Fund" shall mean all cash and securities and all other assets deposited with or acquired by the Trustee in its capacity as such hereunder, together with accumulated income.

         1.46 "Trustee" shall mean Putnam Fiduciary Trust Company, or its duly appointed successor.

         1.47 "Valuation Date" shall mean the date as of which the Investment Vehicles are valued and Account balances are able to be determined under Section 5, which shall be each business day.

         1.48 "Voluntary Account" shall mean the account established by the Plan Administrator for each applicable Participant to which such Participant's Voluntary Account under the Stock Bonus Plan is transferred, as provided under
Section 18.1. (Contributions to the Voluntary Account under the Stock Bonus Plan were employee after-tax contributions.)

                                   SECTION 2
                                     SERVICE

         2.1 "Hour of Service" shall mean each hour during the applicable service computation period for which:

                  (a) an Employee is paid, or entitled to be paid, for the performance of duties for the Company or an Affiliate;

                  (b) an Employee is paid, or is entitled to be paid, by the Company or an Affiliate, on account of a period of time during which no duties were performed (whether or not the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability, layoff, jury duty, military duty or leave of absence); or

                  (c) back pay, determined without regard to mitigation of damages, is either awarded, or agreed to be awarded, to an Employee by the Company or an Affiliate, provided that no Hour of Service shall be credited under this subsection (c) if such Hour of Service has been credited under either subsection (a) or subsection (b).

         Notwithstanding subsection (b),

                  (1) no more than 501 Hours of Service shall be credited under subsection (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period) except that during any period not to exceed six months during which the Employee is temporarily absent with the Company's or an Affiliate's authorization for reasons such as sickness, short-term disability, maternity leave, leave of absence, jury duty or layoff, such Employee shall be credited with the number of Hours of Service during such period of absence equal to those he would have received had he not been absent based on his customary period of work;

                  (2) no Hour of Service shall be credited under subsection (b) to an Employee indirectly paid, or entitled on account of a period during which no duties are performed if such payment is made or due under a plan maintained solely for the purposes of complying with any applicable worker's compensation, unemployment compensation or disability insurance laws;

                  (3) no Hour of Service shall be credited under subsection (b) to an Employee for any payment which solely reimburses him for medical or medically related expenses he has incurred; and

                  (4) no Hour of Service shall be credited under subsection (b) to an Employee for any payments made or due to him under this Plan or any other employee pension benefit plan maintained by the Company or an Affiliate.

                  For purposes of subsection (b), a payment shall be deemed to be made by, or due from, the Company or an Affiliate regardless of whether such payment is made by, or due from, the Company or an Affiliate directly, or indirectly through, among others, a trust fund, insurer, or other entity to which the Company or an Affiliate contributes or pays premiums and regardless or whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  An authorized leave of absence for service in active duty in the Armed Forces of the United States shall not constitute a One-Year Break in Service and an Employee shall receive, upon his return, in addition to the credit for Hours of Service to which he is entitled under the provisions of this section, such other credit for such military service as may be prescribed by Federal laws relating to military service and veteran's reemployment rights.

                  In the case of a payment which is made, or due, on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service under subsection (b), or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period described in subsection (b) the number of Hours of Service to be credited shall be determined in accordance with the applicable regulations prescribed by the Secretary of Labor and set forth in 29 CFR
Section 2530.200b-2(b).

                  Hours of Service described in subsection (a), (b) and (c) shall be credited to service computation periods in accordance with the applicable regulations prescribed by the Secretary of Labor and set forth in 29 CFR Section 2530.200b-2(c).

                  The number of Hours of Service to be credited to an Employee in a service computation period shall be determined in the following manner:

                  (a) In the case of an Employee for whom the Company or the Affiliate maintains records of his hours worked and hours for which payment is made or due, the number of Hours of Service to be credited to such Employee in a service computation period shall be determined from such records.

                  (b) In the case of an Employee for whom the Company or the Affiliate does not maintain records of his hours worked and hours for which payment is made or due, the number of Hours of Service to be credited to such Employee in a service computation period shall be determined on the basis of periods of employment which shall be the payroll periods of the Company or the Affiliate applicable to such Employee. An Employee shall be credited with a number of Hours of Service, determined in accordance with the following table, for each of his payroll periods in which he actually has at least one Hour of Service;

                    PAYROLL PERIOD HOURS OF SERVICE CREDITED

                     weekly                                               45
                     bi-weekly                                            90

                  The nature and extent of credit for Hours of Service recognized under this subsection shall be determined in accordance with any applicable law or regulation.

                  (c) Solely for the purpose of determining whether a Participant has incurred a One-Year Break in Service, an "Hour of Service" is also, with respect to any Employee who is absent from work for maternity or paternity reasons, each hour which would otherwise have been credited to such Employee but for such absence, or, in any case in which such hours cannot be determined, eight hours per day of such absence. An absence from work for maternity or paternity reasons means a continuous absence:

                  (1) by reason of the pregnancy of the Employee;

                  (2) by reason of the birth of a child of the Employee;

                  (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee; or

                  (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this subsection (c) shall be credited in the service computation period in which the absence begins if the crediting is necessary to prevent a One-Year Break in Service in that service computation period, or, in all other cases, in the following service computation period.

         2.2 "Eligibility Computation Period" shall mean any of the following 12-consecutive-month periods:

                  (a) the 12-consecutive-month period beginning on the date on which an Employee first completes an Hour of Service (his "date of employment") or the date on which an Employee first completes an Hour of Service following a One-Year Break in Service (his "date of reemployment");

                  (b) any Plan Year beginning after an Employee's date of employment or date of reemployment.

         2.3 "Year of Eligibility Service" shall mean an Eligibility Computation Period during which an Employee completes 1,000 or more Hours of Service.

         2.4 Year of Vesting Service. An individual shall complete a Year of Vesting Service in any Plan Year in which he completes 1,000 or more Hours of Service, whether or not he is in the employ of the Company or an Affiliate at the end of such Plan Year. In addition to Years of Vesting Service completed pursuant to the preceding sentence, any individual who was a participant in the BetzDearborn Inc. Employees' Retirement Plan (formerly named the "Betz Laboratories, Inc. Retirement Plan") on December 31, 1988, shall be credited with the number of Years of Vesting Service under this Plan with which he was credited under such Retirement Plan on that date for purposes of vesting.

         2.5 One-Year Break in Service. An Employee shall be considered to have incurred a "One-Year Break in Service" in any Plan Year beginning on or after January 1, 1989 in which he does not have at least 501 Hours of Service.

         2.6 No Parity Break. All of a Participant's Years of Eligibility Service and Years of Vesting Service shall be taken into account without regard to how many One-Year Breaks in Service a Participant incurs.

         2.7 Service with a Foreign Affiliate. An Employee's service with a Foreign Affiliate shall be counted for purposes of eligibility to participate in the Plan and for determination of Years of Vesting Service. An Employee who is 21 and who has completed a Year of Eligibility Service by reason of employment with a Foreign Affiliate shall commence participation upon his first Hour of Service with the Company. "Foreign Affiliate" shall mean (i) any corporation more than eighty percent (80%) owned by the Company which is incorporated in a country other than the United States, and (ii) any Affiliate incorporated in the United States to the extent it does business (and the Employee performs services) in a country other than the United States.

                                    SECTION 3
                                  PARTICIPATION

         3.1 Continued Participation of Participants as of December 31, 1997. Any Employee who was a Participant as of December 31, 1997, shall continue to participate in the Plan, provided he is an Eligible Employee on that date.

         3.2 Eligibility and Participation. An Eligible Employee, other than an indificual who is hired on a temporary basis (i.e., for a period expected to be less than one year), shall become a Participant in the Plan on the later of (i) the date he first completes an Hour of Service for the Company, or (ii) the date he attains age 21, provided he is an Eligible Employee on such date. An Eligible Employee who is hired on a temporary basis shall become a Participant in the Plan on the January 1 or July 1 coincident with or immediately following the later of (i) the date he completes one Year of Eligibility Service, or (ii) the date he attains age 21, provided he is an Eligible Employee on such date. An Employee who becomes an Eligible Employee after satisfying the foregoing eligibility requirements shall become a Participant on the date on which he becomes an Eligible Employee.

         3.3 Participation After Break in Service. If a Participant separates from service and is thereafter reemployed by the Company, he shall resume participation in the Plan immediately upon his return to the service of the Company.

         3.4 Leased Employees. A Leased Employee shall not be eligible to participate in the Plan.


                                    SECTION 4
                              COMPANY CONTRIBUTIONS

         4.1 Company Contributions

                  (a) For each of its fiscal years, the Company shall make a contribution to the Trust in cash sufficient to pay any currently maturing obligations under an Exempt Loan (to the extent such obligations will not be paid by dividends on Company Stock under Section 7.3).

                  (b) In addition, for each of its fiscal years, the Company may make a contribution to the Trust, in cash or in kind (including Company Stock). The amount of such contribution (if any) for any year shall be determined by appropriate action by the Board of Directors.

                  (c) All or any part of the cash contributions made pursuant to subsection (a) or (b) may be applied to repay any outstanding Exempt Loan. The Plan Administrator, subject to any pledge or similar agreement, shall direct the Trustee as to the portion of such contributions to be applied to repay each such Exempt Loan.

                  (d) The Company shall also contribute to the Trust in cash each Participant's Compensation Deferral Contributions under Section 8.

         4.2 Time of Payment. The Company shall make payment of those cash contributions to the Trust necessary to pay any currently maturing obligations under an Exempt Loan in sufficient time to enable the Trustee to make timely payment of the obligation to the lender under the Exempt Loan. The Company shall make payment of a Participant's Compensation Deferral Contribution as soon as practicable after the applicable deferral date. The Company shall make payment of any other contributions to the Trust for any fiscal year for which it makes other contributions within the time prescribed by law, including extensions of time, for the filing of its Federal income tax return for such year.

         4.3 Contributions Irrevocable

                  (a) General Rule. Except as provided in subsection (b), all Company contributions to the Trust shall be irrevocable. Neither such contributions nor any income therefrom shall be used for any purpose other than the exclusive benefit of Participants or their beneficiaries under the Plan.

                  (b) Circumstances of Return of Company Contributions.

                  (1) In the case of a Company contribution made by a mistake of fact, such contribution may be returned to the Company within one year after the payment of the contribution.

                  (2) Company contributions are conditioned on their deductibility under section 404 of the Code, and, to the extent a deduction is disallowed, the affected contribution (to the extent disallowed) may be returned to the Company within one year after the disallowance of the deduction.


                                    SECTION 5
                      PARTICIPANTS' ACCOUNTS AND INVESTMENT
                              THEREOF; EXEMPT LOANS

         5.1 Accounts. A Participant's interest in the Trust Fund shall be reflected in his Accounts. The Plan Administrator shall establish Account records for each Participant. Notwithstanding the foregoing, the Trust Fund shall be treated as a single trust for purposes of investment and administration, and nothing contained herein shall require a physical segregation of assets for any such Account.

         5.2 Investment of Trust Fund. Subject to Section 5.4, the Trust Fund shall be invested primarily in Company Stock. Among other investments, cash or cash equivalents may be held in the Trust Fund for the purposes of, inter alia, making distributions to Participants, acquiring shares of Company Stock from shareholders of BetzDearborn Inc. or directly from BetzDearborn Inc. or enabling the Plan to repay an Exempt Loan. Neither the Company nor the Committee nor the Plan Administrator nor the Trustee shall have any responsibility or duty to time any transaction involving Company Stock in order to anticipate market conditions or changes in stock value, nor shall any such person have any responsibility or duty to sell Company Stock held in the Trust Fund (or otherwise to provide investment management for Company Stock held in the Trust Fund) in order to maximize return or minimize loss.

         5.3 Exempt Loan. The Board of Directors may direct the Trustee to have the Plan enter into one or more Exempt Loans to finance the acquisition of Company Stock. Notwithstanding any other provision of the Plan, all proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trustee, for the following purposes only:

                  (a) to acquire Company Stock;

                  (b) to repay the same Exempt Loan; or

                  (c) to repay any previous Exempt Loan.

                  An Exempt Loan shall be repaid only from amounts loaned to the Trust, from Company cash contributions to the Trust and earnings attributable thereto, from any collateral given for the Exempt Loan and from dividends paid on Company Stock acquired with proceeds of an Exempt Loan.

                  An Exempt Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Exempt Loan may be secured by a pledge of the Company Stock acquired with its proceeds (or acquired with the proceeds of a prior Exempt Loan which is being refinanced). No other assets of the Trust Fund may be pledged as collateral for an Exempt Loan, and no lender shall have recourse against assets of the Trust Fund other than any Company Stock remaining subject to pledge.

                  Except as otherwise permitted by section 409(l) of the Code and any regulations issued thereunder, no Company Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held in or when distributed from the Trust Fund, whether or not the Plan continues to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code and whether or not the Exempt Loan has been repaid. A Participant's protections in the preceding sentence shall be nonterminable, within the meaning of Treas. Reg.
Section 4975-11(a)(3)(ii).

         5.4 Diversification of Investments.

                  (a) Election by Qualified Participant. Subject to subsection
(d), each Qualified Participant shall be permitted to direct the Plan, within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period, as to the investment of (i) twenty-five percent (25%) of the total number of shares of Company Stock that have ever been allocated to the Qualified Participant's Company Stock Account and Matching Account on or before the most recent allocation date immediately preceding the applicable 90-day period, less (ii) the number of shares of Company Stock previously directed pursuant to a prior diversification election under this subsection (a). The number of shares of Company Stock subject to direction shall be rounded to the nearest whole integer. With respect to a Qualified Participant's diversification election for the last Plan Year in his Qualified Election Period, "fifty percent (50%)" shall be substituted for "twenty-five percent (25%)" where it appears in this subsection (a).

                  Any such diversification election that requires a disposition of Preferred Stock by the Trustee shall be effected by the Trustee only by the tender of such Preferred Stock to the Company in exchange for shares of Common Stock with a fair market value on the date of tender (net after commissions and cost of sale) equal to the cash redemption price of such Preferred Shares. The Company is obligated to make such exchange pursuant to Section 6 of the Trust Agreement. For purposes of this subsection (a), "fair market value" shall have the same meaning as in Section 6 of the Trust Agreement.

                  (b) Method of Directing Investment. The Participant's direction shall be provided to the Plan Administrator in writing or in any other manner acceptable to the Plan Administrator; shall be implemented no later than 180 days after the close of the Plan Year to which the direction applies; and shall specify which, if any, of the options set forth in subsection (c) the Participant selects.

                  (c) Investment Options.

                           (1) A fund invested principally in equity securities offering unusual opportunities for growth and capital appreciation, but which may also be invested in preferred stocks and other securities convertible into such equity securities.

                           (2) A fund invested principally in fixed income securities and other property which produces a fixed return.

                           (3) A fund invested principally in fixed income securities maturing in not over two years.

                  (d) De Minimis Rule. If the fair market value (determined on the Valuation Date immediately preceding the applicable 90-day direction period) of the Company Stock allocated to a Qualified Participant's Company Stock Account and Matching Account is $500 or less, the Qualified Participant may not direct the investment of any portion of his Company Stock Account and Matching Account balance pursuant to this Section for the Plan Year ending on the Valuation Date.


                                    SECTION 6
                           ALLOCATION OF CONTRIBUTIONS

         6.1 Participants Entitled to Allocation. Except as provided in Section 8, each contribution to the Trust Fund for a Plan Year (except for a contribution to be used to amortize an Exempt Loan) and Company Stock released from the Suspense Subfund pursuant to Section 6.5 for a Plan Year shall be allocated by the Plan Administrator to and among each Participant (i) who in such Plan Year completed 1,000 or more Hours of Service for the Company, and
(ii) who was an Eligible Employee on the last day of such Plan Year. Notwithstanding the preceding clause (ii), a Participant or his beneficiary, as the case may be, shall be entitled to an allocation for the Plan Year in which the Participant's employment terminates, regardless of whether the Participant was an Eligible Employee on the last day of such Plan Year, if the Participant meets one or both of the following:

                  (a) the Participant's termination of employment occurs on or after his Normal Retirement Date; or

                  (b) the Participant's termination of employment occurs by reason of his death or by reason of his total and permanent disability (as defined in Section 9.5(b)).

                  (c) the Participant elects Early Retirement under the BetzDearborn Inc. Employees' Retirement Plan upon his termination of employment.

         6.2 Allocation of Company Stock Contributions. The Plan Administrator shall, as of December 31 of each Plan Year for which the Company makes a Company Stock contribution, allocate such contribution (including fractional shares to 1/1000 of a share) to the Company Stock Account of each Participant entitled to an allocation for the Plan Year in the same proportion that such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants entitled to an allocation for the Plan Year.

         6.3 Allocation of Other Contributions. The Plan Administrator shall, as of December 31 of each Plan Year for which the Company makes a contribution in a form other than Company Stock (except for a contribution to be used to amortize an Exempt Loan or a contribution under Section 8), allocate such contribution to the Other Investments Account of each Participant entitled to an allocation for the Plan Year in the same proportion that such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants entitled to an allocation for the Plan Year.

         6.4 Allocation of Company Stock Acquired with Exempt Loan. Company Stock acquired by the Trust with the proceeds of an Exempt Loan shall be added to and maintained in the Suspense Subfund established within the Trust Fund and shall thereafter be released from the Suspense Subfund as provided in Section 6.5 and allocated to the Company Stock Accounts of Participants as provided in Section 6.6.

         6.5 Release from Suspense Subfund. Company Stock acquired by the Trust with the proceeds of an Exempt Loan shall be released from the Suspense Subfund as the Exempt Loan is repaid, in one of the alternative methods set forth in subsection (a) and subsection (b) as elected by the Committee in its sole discretion.

                  (a) First Alternative. The first alternative method is, for each Plan Year until the Exempt Loan is fully repaid, to release a number of shares of Company Stock from the Suspense Subfund (including fractional shares to 1/1000 of a share) equal to the number of unreleased shares of Company Stock in the Suspense Subfund immediately before such release multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid on the Exempt Loan for the Plan Year, and the denominator of the fraction is the sum of the numerator plus the principal and interest to be paid on the Exempt Loan for all future Plan Years during the term of the Exempt Loan (determined without reference to any possible extensions or renewals thereof). For purposes of computing the denominator of the fraction, if the interest rate on the Exempt Loan is variable, the interest to be paid in future Plan Years shall be calculated by assuming that the interest rate in effect as of the end of the applicable Plan Year will be the interest rate in effect for the remainder of the term of the Exempt Loan. Notwithstanding the foregoing, if the Exempt Loan is repaid with the proceeds of a subsequent Exempt Loan, such repayment shall not operate to release all the Company Stock in the Suspense Subfund; rather, such release shall be effected pursuant to the foregoing provisions of this section on the basis of payments of principal and interest on such substitute loan.

                  (b) Second Alternative. The second alternative method is, for each Plan Year until the Exempt Loan is fully repaid, to determine the number of shares of Company Stock released from the Suspense Subfund as provided in subsection (a) but basing such release upon only the amount of principal paid on the Exempt Loan for the Plan Year (without regard to interest payments). This method may be used only if the following three conditions are met:

                  (1) the Exempt Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years;

                  (2) the interest portion of any payment is disregarded for purposes of determining the number of shares released only to the extent it would be treated as interest under standard loan amortization tables; and

                  (3) if the Exempt Loan is renewed, extended or refinanced, the sum of the expired duration of the Exempt Loan and the renewal period, the extension period or the duration of a new Exempt Loan does not exceed 10 years.

                  (c) More Than One Exempt Loan. If at any time there is more than one Exempt Loan outstanding, separate accounts shall be established under the Suspense Subfund for each Exempt Loan. Each Exempt Loan for which a separate account is maintained shall be treated separately for purposes of subsections
(a) and (b) governing the release of shares from the Suspense Subfund.

                  (d) Treasury Regulations. It is intended that the provisions of this section be applied and construed in a manner consistent with the requirements and provisions of Treas. Reg. Section54.4975-7(b)(8), and any successor regulation thereto.

         6.6 Allocation of Shares Released from Suspense Subfund.

                  (a) Company Stock released from the Suspense Subfund under
Section 6.5 shall first be allocated under this subsection (a). The number of shares of Company Stock released from the Suspense Subfund as a result of the cash dividends described in Section 7.3(a)(2) shall be determined. There shall then be allocated to each Participant's Company Stock Account a sufficient number of such shares (including fractional shares to 1/1000 of a share) such that the fair market value of the shares allocated to the Participant's Company Stock Account equals the amount of such dividends which would have been allocated to the Participant's Other Investments Account but for the requirement in Section 7.3(a)(2) that such dividends be used to repay an Exempt Loan. If the foregoing rule is not met, the Plan Administrator shall notify the Company and additional contributions to the Plan shall be made by the Company and used by the Trustee to repay the Exempt Loan to the extent necessary to release additional shares of Company Stock from the Suspense Subfund to meet the foregoing rule.

                  (b) Allocations to Match Participants' Compensation Deferral Contributions. After the allocations described in subsection (a) are made, shares of Company Stock released from the Suspense Subfund for a Plan Year under
Section 6.5 (including fractional shares of 1/1000 of a share) shall be allocated to Participants' Matching Accounts as described in Section 8.3(a).

                  (c) Allocation of Remainder. After the allocations described in subsections (a) and (b) are made, any remaining shares of Company Stock released from the Suspense Subfund for a Plan Year pursuant to Section 6.5 (including fractional shares to 1/1000 of a share) shall be allocated by the Plan Administrator as of December 31 of the Plan Year to the Company Stock Accounts of each Participant entitled to an allocation for the Plan Year in the same proportion that such Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all Participants entitled to an allocation for the Plan Year.

         6.7 Allocation of Forfeitures. All forfeitures occurring under Section
9.4 shall be allocated in the manner described in Section 6.2 or Section 6.3 (as applicable) as of December 31 of the Plan Year in which the event causing the forfeiture occurs.


                                    SECTION 7
                                    VALUATION

         7.1 Valuation.

                  (a) The "Company Stock Subfund" established within the Trust Fund consists of all of the Company Stock Accounts, Matching Accounts, Stock Bonus Accounts, and PAYSOP Accounts of Participants. The "Other Investments Subfund" established within the Trust Fund consists of the Investment Fund. As of each Valuation Date, each such Subfund and the Suspense Subfund shall be valued separately by the Trustee (or, if required by applicable law, the Trustee shall cause the Subfund to be valued by an independent appraiser, as described in the following paragraph), and any net increase or decrease in the fair market value of the applicable Subfund, including earnings or losses realized or sustained during the Plan Year or part of the Plan Year then ending, shall be computed. For the purpose of determining such net increase or decrease, the value of the applicable Subfund on the immediately preceding Valuation Date shall be reduced by amounts paid out or due as benefits from such Subfund during the Plan Year or part of the Plan Year then ending.

                  For purposes of the valuation described above, the fair market value of shares of Company Stock held by the Trustee shall be determined as of the Valuation Date coincident with the last day of the Plan Year, and as of such other Valuation Dates as the Plan Administrator so directs, and, in the case of Preferred Stock, by a recognized independent firm of security analysts or appraisers meeting requirements similar to those contained in Treasury regulations under section 170(a)(1) of the Code (if any).

                  (b) Notwithstanding any other provision of the Plan, to the extent that Participants' Accounts are invested in Investment Vehicles, the value of which is priced daily ("Daily Pricing Media"), all amounts contributed to the Trust Fund will be invested at the time of the actual receipt by the Investment Vehicle, and the value of each Account shall reflect the results of such daily pricing from the time of actual receipt until the time of distribution. Investment elections and changes shall be effective upon receipt of authorized transaction instructions. References elsewhere in the Plan to the investment of contributions "as of" a date other than that described in this Section shall apply only to the extent, if any, that assets of the Trust Fund are not invested in Daily Pricing Media.

         7.2 Allocation of Gains and Losses. As of each Valuation Date, the net increase or decrease in the market value of the Company Stock Subfund and of the Other Investments Subfund, as calculated under Section 7.1, shall be separately allocated (i) with respect to the Company Stock Subfund, among the Company Stock Accounts, Matching Accounts, Stock Bonus Accounts, and PAYSOP Accounts of the Participants in the proportion that each such Account bears to the total of all such Accounts immediately prior to the valuation and before the allocations for the current Plan Year pursuant to Section 6 and (ii) with respect to the Other Investments Subfund, among the separate Accounts in the Investment Vehicles in the proportion that an amount in each Account in the Investment Vehicle bears to the total of all Accounts in the Investment Vehicle prior to the valuation and before the allocations for the current Plan Year pursuant to Section 6.

         7.3 Dividends on Company Stock.

                  (a) Cash Dividends.

                  (1) Any cash dividends received which are attributable to shares of Company Stock held in Participants' Accounts which were not acquired with the proceeds of an Exempt Loan shall be credited to such Accounts as of the record date of the dividend.

                  (2) Any cash dividends received which are attributable to shares of Company Stock (i) acquired with the proceeds of an Exempt Loan and (ii) previously allocated to Participants' Company Stock Accounts or Matching Accounts shall be used by the Trustee to repay an Exempt Loan. Upon such repayment, shares of Company Stock shall be (i) released from the Suspense Subfund in accordance with Section 6.5(a) or
         Section 6.5(b) (as applicable) and (ii) allocated to Participants' Company Stock Accounts and Matching Accounts in accordance with Section 6.6.

                  (3) Any cash dividends received which are attributable to shares of Company Stock (i) acquired with the proceeds of an Exempt Loan and (ii) held in the Suspense Subfund shall be used by the Trustee to repay an Exempt Loan. Upon such repayment, shares of Company Stock shall be (i) released from the Suspense Subfund in accordance with
         Section 6.5(a) or Section 6.5(b) (as applicable) and (ii) allocated to Participants' Company Stock Accounts and/or Matching Accounts in accordance with Section 6.6.

                  (b) Stock Dividends. Stock dividends paid (and stock received by the Trustee as a result of a stock split, stock conversion or reorganization or recapitalization of the Company) with respect to shares of Company Stock held in the Trust Fund shall be credited (i) to the Accounts to which such Company Stock was previously allocated or is otherwise held or (ii) in the case of Company Stock still maintained in the Suspense Subfund pursuant to Section 6 or otherwise unallocated, to the Suspense Subfund or to the otherwise unallocated Company Stock.


                                    SECTION 8
                                   401(k) PLAN

         8.1 Definitions. The following definitions shall apply for purposes of this Section:

                  (a) "Actual Deferral Percentage" shall mean the ratio (expressed as a percent) of Compensation Deferral Contributions on behalf of an Eligible Participant for the relevant Plan Year to such Eligible Participant's Statutory Compensation for such Plan Year. Actual Deferral Percentages shall be calculated to the nearest 1/100th of one percent.

                  (b) "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group. Average Actual Deferral Percentages shall be calculated to the nearest 1/100 of one percent.

                  (c) "Average Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group. Average contribution Percentage shall be calculated to the nearest 1/100 of one percent.

                  (d) "Contribution Percentage" shall mean the ratio (expressed as a percent) of the Matching Contributions on behalf of an Eligible Participant for the relevant Plan Year to such Eligible Participant's Statutory Compensation for such Plan Year. Contribution Percentages shall be calculated to the nearest 1/100th of one percent.

                  (e) "Determination Year" shall mean the Plan Year for which a determination of which Employees are Highly Compensated Employees is being made.

                  (f) "Eligible Participant" shall mean an Employee who is authorized under the terms of the Plan to have Compensation Deferral Contributions made to the Plan on his behalf for the relevant Plan Year.

                  (g) "Excess Aggregate Contributions" shall mean the amount described in section 401(m)(6)(B) of the Code.

                  (h) "Excess Contributions" shall mean the amount described in section 401(k)(8)(B) of the Code.

                  (i) "Excess Deferral Amount" shall mean the Amount of Compensation Deferral Contributions for a calendar year which the Participant allocates to this Plan pursuant to the claims procedure set forth in Section 8.13(b).

                  (j) "Highly Compensated Employee" shall mean, for Plan Years beginning after December 31, 1996, an Employee described in either paragraph (1) or paragraph (2). The determination of who is a Highly Compensated Employee shall be made in accordance with section 414(q) of the Code and Treasury regulations thereunder.

                  (1) An Employee is a Highly Compensated Employee for a Plan Year if he is a five percent (5%) owner (as defined in section 416(i)(1)(B) of the Code) of the Company or an Affiliate at any time during the Determination Year or the Look-Back Year.

                  (2) An Employee is a Highly Compensated Employee for a Plan Year if he received "compensation" (as defined in section 414(q)(4) of the Code) from the Company and Affiliates in excess of $80,000 (as adjusted by the Secretary of the Treasury in accordance with section 414(q)(1) of the Code) during the Look-Back Year, and (if the Committee so elects for any Determination Year) was in the Top-Paid Group for the Look-Back Year.

                  (k) "Non-Highly Compensated Employee" shall mean, for Plan Years beginning after December 31, 1996, an Employee who is not a Highly Compensated Employee.

                  (l) "Statutory Compensation" shall mean all compensation as defined in Treas. Reg. Sections 1.415-2(d)(2) and (3) paid to or on behalf of an Eligible Participant during the portion of the relEvant Plan Year during which he is eligible to participate in the Plan, plus all amounts that are not currently includable in the Eligible Participant's gross income during such period by reason of the application of section 125, 402(e)(3) or 402(h)(1)(B) of the Code. The annual Statutory Compensation of each Eligible Participant taken into account under the Plan shall not exceed $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code.

                  (m) "Top-Paid Group" shall mean the top twenty percent (20%) of the Employees when ranked on the basis of Compensation from the Company and Affiliates. Employees described in section 414(q)(5) of the Code shall be excluded for purposes of determining the number of employees in the Top-Paid Group.

         8.2 Participant Compensation Deferrals.

                  (a) Deferral Percentages. Each Participant may direct the Company to reduce his Compensation by 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 or fifteen percent (15%). Compensation shall be reduced by means of payroll deductions.

                  (b) Determination of Maximum Compensation Deferral Percentage. Notwithstanding subsection (a), prior to the beginning of each Plan Year, for the purpose of meeting the nondiscrimination requirements and limitations of Sections 8.10 and 8.11, the Plan Administrator may establish a maximum limitation of less than fifteen percent (15%) on the elective deferrals that may be elected by Highly Compensated Employees.

         8.3 Company Matching Contributions.

                  (a) Matching Contributions. Shares of Company Stock that have been released from the Suspense Subfund under Section 6.5 and that have not and will not be transferred to the Company Stock Account of Participants under
Section 6.6(a) shall be allocated to a Participant's Matching Account. The shares so allocated shall have a fair market value as of the immediately preceding Valuation Date equal to the Matching Rate, multiplied by the lesser of
(i) the Participant's Compensation Deferral Percentage or (ii) the Maximum Compensation Deferral Matching Percentage, multiplied by the Participant's Compensation.

                  (b) Matching Rate. The Matching Rate shall be twenty-five (25%). The Maximum Compensation Deferral Matching Percentage shall be four percent (4%).

         8.4 Designation of Account. A Participant may designate in which Investment Vehicles his Compensation Deferral Contributions (including Compensation Deferral Contributions which were made under the Stock Bonus Plan and are transferred to the Participant's 401(k) Account in this Plan) and his Rollover Account (if any) shall be invested. Each Participant shall submit instructions designating in multiples of five percent (5%) the Investment Vehicles in which his Account balances in the Investment Fund shall be invested. Allocations to the Accounts of the Participant in the Investment Fund shall continue to be invested in the manner selected by the Participant until the receipt of instructions changing the Participant's investment selection. The Plan Administrator shall establish rules and procedures for the selection of Investment Vehicles including rules for the designation of an investment selection in the event any Participant fails to make a designation. The Plan Administrator may limit the number of times per year that Participants may change their investment selection.

                  A Participant's selection of his investment option shall be effective as of any Valuation Date. The Participant's Account balances shall be adjusted as of each Valuation Date, in accordance with Section 7.2, based on the performance of the Investment Vehicles selected by the Participant. Each Account shall be valued separately.

         8.5 Changing Rates of Contribution. A Participant shall establish, suspend, increase or decrease his Compensation Deferral Percentage by filing an Appropriate Form with the Plan Administrator or his designee, or in any other manner acceptable to the Plan Administrator, which shall be made effective within 30 days from day of receipt or other notification. A Participant's Compensation Deferral Percentage shall continue in effect, notwithstanding any change in Compensation, until the Participant elects to change it. The Plan Administrator may limit the number of times per year each Participant may change his Compensation Deferral Percentage.

         8.6 Withdrawals of Compensation Deferral Contributions. A Participant may not withdraw any Matching Contributions (including Matching Contributions which were made under the Stock Bonus Plan and are transferred to the Participant's Rollover Account in this Plan) or earnings on his 401(k) Account. A Participant may withdraw Compensation Deferral Contributions (including Compensation Deferral Contributions which were made under the Stock Bonus Plan and are transferred to the Participant's 401(k) Account in this Plan) in accordance with subsections (a) and (b).

                  (a) The Plan Administrator may grant consent to a requested withdrawal only to the extent of an immediate and heavy financial need of the Participant for which funds are not reasonably available from other resources of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal.

                  The circumstances which may warrant approval of a Participant's application for a hardship withdrawal are:

                  (1) payment of tuition and related educational expenses for the next 12 months of post-secondary education for the Participant, his dependents, spouse or children;

                  (2) expenses for medical care described in section 213(d) of the Code previously incurred by the Participant, his spouse, or his dependents, or necessary for those persons to obtain medical care described in section 213(d) of the Code;

                  (3) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                  (4) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                  (5) such other circumstances as may be deemed hardships pursuant to Treas. Reg. Section 1.401(k)-1(d)(2)(ii)(B).

                  A Participant may apply to withdraw from his 401(k) Account at any time by submitting an Appropriate Form to the Plan Administrator specifying the reason for the withdrawal and the amount of the withdrawal, or in any other manner acceptable to the Plan Administrator.

                  The Plan Administrator shall review all requests for withdrawal within 30 days. If approved by the Plan Administrator, withdrawals shall equal the lesser of (i) the amount required to meet the need created by the hardship, or (ii) the amount to the credit of the Participant's 401(k) Account. The Plan Administrator must make the determination of the existence of financial hardship in a uniform and nondiscriminating manner.

                  If the Plan Administrator consents to a request for a withdrawal, then the sum approved to be withdrawn shall be paid to the Participant as soon as administratively practicable after approval of the request.

                  (b) A Participant may withdraw his Compensation Deferral Contributions or any portion thereof without the consent of the Plan Administrator at any time after he has attained age 59-1/2.

         8.7 Restrictions. A Participant may make one or more withdrawals, in accordance with Section 8.6, in a Plan Year. All withdrawals will be based on the value of the Participant's 401(k) Account as of the Valuation Date immediately preceding the distribution. The Plan Administrator shall establish guidelines for determining from which Investment Vehicles the withdrawal shall be taken. In the event of a withdrawal of all or any part of his 401(k) Account prior to the date he attains age 59-1/2, the Participant's Compensation Deferral Contributions shall thereupon cease and the Participant shall not be eligible to resume Compensation Deferral Contributions or elective contributions to any other plan maintained by the Company or any Affiliate which is qualified under section 401(a) of the Code, until the first payroll period following the 12-month period after the Participant's receipt of the hardship withdrawal. The suspension described in the preceding sentence shall not apply if the withdrawal occurs after the Participant attains age 59-1/2.

         8.8 Periods of Absence. A Participant who is on a leave of absence with the consent of the Company may continue to have contributions made under the Plan by salary reduction and payroll deductions when Compensation is being continued by the Company.

         8.9 Termination of Contributions. Compensation Deferral Contributions shall terminate coincident with the date the Participant terminates employment for any reason, including retirement or death.

         8.10 Limitation on Compensation Deferral Contributions.

                  (a) Maximum Amount of Compensation Deferral Contributions. No Participant shall be permitted to have Compensation Deferral Contributions made under this Plan during any calendar year in excess of $10,000 as adjusted by the Secretary of the Treasury for increases in the cost of living in accordance with section 402(g)(5) of the Code.

                  (b) Average Actual Deferral Percentage. For Plan Years beginning after December 31, 1996, Compensation Deferral Contributions for Eligible Participants who are Highly Compensated Employees shall meet at least one of the following two tests:

                  (1) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for the preceding Plan Year, for those Eligible Participants in such preceding Plan Year who were Non-Highly Compensated Employees for such preceding Plan Year, multiplied by 1.25.

                  (2) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for the preceding Plan Year, for those Eligible Participants in such preceding Plan Year who were Non-Highly Compensated Employees for such preceding Plan Year, multiplied by two; provided that the Average Actual Deferral Percentage for those Eligible Participants who are Highly Compensated Employees for the Plan Year does not exceed the Average Actual Deferral Percentage for Eligible Participants who were Non-Highly Compensated Employees for the preceding Plan Year by more than two percentage points.

                  (c) Special Rules.

                  (1) For purposes of this Section, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have elective deferrals allocated to his account under two or more plans or arrangements described in section 401(k) of the Code that are maintained by the Company or an Affiliate shall be determined as if all such elective deferrals were made under a single arrangement.

                  (2) A Compensation Deferral Contribution shall be taken into account under subsection (b) for a Plan Year only if it relates to Compensation that would have been received by the Eligible Participant in the Plan Year, but for the Eligible Participant's election to defer a portion of his Compensation under Section 8.2.

                  (3) A Compensation Deferral Contribution shall be taken into account under subsection (b) for a Plan Year only if it is allocated to the Eligible Participant's 401(k) Account as of a date within that Plan Year. For this purpose, a Compensation Deferral Contribution shall be considered allocated as of a date within the Plan Year if the allocation is not contingent on participation in the Plan or the performance of services after the date and the Compensation Deferral Contribution is actually paid to the Trust Fund no later than 12 months after the end of the Plan Year to which the Compensation Deferral Contribution relates.

                  (4) The determination and treatment of the Compensation Deferral Contributions and Actual Deferral Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         8.11 Limitations on Matching Contributions.

                  (a) Contribution Percentages. For Plan Years beginning after December 31, 1996, the Matching Contributions for Eligible Participants who are Highly Compensated Employees shall meet at least one of the following two tests:

                  (1) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for the preceding Plan Year, for those Eligible Participants in such preceding Plan Year who were Non-Highly Compensated Employees for such preceding Plan Year, multiplied by 1.25.

                  (2) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for the preceding Plan Year, for those Eligible Participants in such preceding Plan Year who were Non-Highly Compensated Employees for such preceding Plan Year, multiplied by two; provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year does not exceed the Average Contribution Percentage for Eligible Participants who were Non- Highly Compensated Employees for the preceding Plan Year by more than two percentage points, subject to Treas. Reg. Section 1.401(m)-2 (modified as necessary to reflect the Small Business Job Protection Act of 1996). If it is necessary to reduce the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year to prevent the multiple use of the alternative limitation, the Contribution Percentage of all Highly Compensated Employees shall be subject to reduction to the extent necessary under Section 8.15.

                  (b) Special Rules.

                  (1) For purposes of this Section, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make after-tax contributions, or to have employer matching contributions allocated to his account, under two or more plans described in section 401(a) of the Code or arrangements described in section 401(k) of the Code that are maintained by the Company or an Affiliate shall be determined as if all such after-tax and employer matching contributions were made under a single plan.

                  (2) In the event that this Plan satisfies the requirements of section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 410(b) of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan.

                  (3) A Matching Contribution shall be taken into account under subsection (a) for a Plan Year only if it is (i) made on account of the Eligible Participant's Compensation Deferral Contributions for the Plan Year, (ii) allocated to the Eligible Participant's Company Stock Account during the Plan Year, and (iii) paid to the Trust Fund on or before the last day of the 12th month following the end of the Plan Year.

                  (4) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         8.12 Election to Use Current Plan Year. The Company may elect to apply
Section 8.10(b) and (c) and Section 8.11 by using the Plan Year rather than the preceding Plan Year, as permitted under section 401(k)(3)(A) of the Code, provided that if such an election is made, it may not be changed except as provided by the Secretary of the Treasury.

         8.13 Distribution of Excess Deferrals.

                  (a) In General. Notwithstanding any other provision of the Plan, Excess Deferral Amounts plus any income and minus any loss allocable thereto shall be distributed no later than each April 15 to Participants who claim allocable Excess Deferral Amounts for the preceding calendar year.

                  (b) Claims. A Participant's claim shall be in writing; shall be submitted to the Plan Administrator no later than March 1; shall specify the Participant's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Participant's written statement that if the Excess Deferral Amount is not distributed, it, when added to amounts deferred under other plans or arrangements described in section 401(k), 408(k) or 403(b) of the Code, exceeds the limit imposed on the Participant by section 402(g) of the Code for the year in which the deferral occurred.

                  (c) Determination of Income or Loss. A Participant's Excess Deferral Amount shall be adjusted for income or loss up to December 31 of the taxable year for which the Excess Deferral Amount was deferred or to the extent that such Excess Deferral Amount is invested in Investment Vehicles the value of which is priced daily, up to the date of distribution in accordance with Section 7.1(b). The income or loss allocable to a Participant's Excess Deferral Amount shall be determined in accordance with Section 7.2.

                  (d) Accounting for Excess Deferral Amounts. Excess Deferral Amounts distributed under this Section shall be distributed from the Participant's 401(k) Account.

         8.14 Distribution of Excess Contributions.

                  (a) In General. Notwithstanding any other provision of the Plan, Excess Contributions plus any income and minus any loss allocable thereto shall be distributed within the 12-month period beginning on the earlier of the last day of the Plan Year for which such Excess Contributions were made, or the date of the complete termination of the Plan, to Participants on whose behalf the Excess Contributions were made for such Plan Year. (If the Excess Contributions are distributed after the first March 15, after the last day of the Plan Year in which the Excess Contributions arose, the Company will be subject to a ten percent (10%) excise tax under section 4979 of the Code with respect to the Excess Contributions.)

                  (b) Determination and Distribution of Excess Contributions. The amount of Excess Contributions for Plan Years beginning on or after January 1, 1997 shall be determined in the following manner. First, the Actual Deferral Percentage for the ("ADP") of the Highly Compensated Employee(s) with the highest ADP shall be reduced to the extent necessary to satisfy Section 8.10(b) or to cause such ADP to equal the ADP of the Highly Compensated Employee(s) with the next highest ADP. Second, this process shall be repeated until Section 8.10(b) is satisfied. The amount of Excess Contributions equals the total amount of reductions in Compensation Deferral Contributions that would be required to achieve the ADPs determined in the preceding sentences.

                  Then, the Compensation Deferral Contributions of the Highly Compensated Employee(s) with the highest Compensation Deferral Contribution amount for the Plan Year shall be reduced and distributed to such Employee(s) to the extent necessary to equal the amount of Excess Contributions determined in the preceding paragraph, or to cause the amount of such Compensation Deferral Contributions to equal the amount of Compensation Deferral Contributions of the Highly Compensated Employee(s) with the next highest amount for the Plan Year. This process shall be repeated until an amount equal to the total Excess Contributions determined in the preceding paragraph is distributed. The Average Actual Deferral Percentage tests in Section 8.10(b) shall not be re-run.

                  (c) Determination of Income or Loss. The Excess Contributions shall be adjusted for income or loss up to the last day of the Plan Year for which such Excess Contributions were made, or, to the extent that such Excess Contributions are invested in Investment Vehicles the value of which is priced daily, up to the date of distribution in accordance with Section 7.1(b). The income or loss allocable to a Participant's Excess Contributions shall be determined in accordance with Section 7.2.

                  (d) Accounting for Excess Contributions. Excess Contributions shall be distributed from the Participant's 401(k) Account in proportion to the Participant's Compensation Deferral Contributions for the Plan Year.

                  (e) Reduction for Excess Deferrals Distributed. The Excess Contributions which would otherwise be distributed under this Section shall be reduced, in accordance with regulations issued under section 401(k) of the Code, by the amount of Excess Deferrals distributed to the Participant under Section 8.13.

         8.15 Distribution of Excess Aggregate Contributions.

                  (a) In General. Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be distributed within the 12-month period beginning on the earlier of the last day of the Plan Year for which such Excess Aggregate Contributions were made or the date of the complete termination of the Plan, to Participants on whose behalf the Excess Aggregate Contributions were allocated for such Plan Year. (If the Excess Aggregate Contributions are distributed after the first March 15 after the last day of the Plan Year in which the Excess Aggregate Contributions arose, the Company will be subject to a ten percent (10%) excise tax under section 4979 of the Code with respect to the Excess Aggregate Contributions.)

                  (b) Determination of Excess Aggregate Contributions. The amount of Excess Aggregate Contributions for a Highly Compensated Employee for Plan Years beginning on or after January 1, 1997 shall be determined in the following manner. First, the Average Contribution Percentage ("ACP") of the Highly Compensated Employee(s) with the highest ACP shall be reduced to the extent necessary to satisfy Section 8.11(a) or to cause such ACP to equal the ACP of the Highly Compensated Employee(s) with the next highest ACP. Second, this process shall be repeated until Section 8.11(a) is satisfied. The amount of Excess Aggregate Contributions equals the total amount of reductions in Matching Contributions that would be required to achieve the ACPs determined in the preceding sentences.

                  Then, the Matching Contributions of the Highly Compensated Employee(s) with the highest Matching Contribution amount for the Plan Year shall be reduced and distributed to such Employee(s) to the extent necessary to equal the amount of Excess Aggregate Contributions determined in the preceding paragraph, or to cause the amount of such Matching Contributions to equal the amount of Matching Contributions of the Highly Compensated Employee(s) with the next highest amount for the Plan Year. This process shall be repeated until an amount equal to the total Excess Aggregate Contributions determined in the preceding paragraph is distributed. The Average Contribution Percentage tests in
Section 8.11(a) shall not be re-run.

                  (c) Determination of Income or Loss. The Excess Aggregate Contributions shall be adjusted for income or loss up to the last day of the Plan Year for which such Excess Aggregate Contributions were made, or, to the extent that such Excess Aggregate Contributions are invested in Investment Vehicles the value of which is priced daily, up to the date of distribution in accordance with

Section 7.1(b). The income or loss allocable to a Participant's Excess Aggregate Contributions shall be determined in accordance with Section 7.2.

         8.16 Designation as Profit-Sharing Plan. This Section, in conjunction with the remainder of the Plan, constitutes a profit-sharing plan, within the meaning of section 401(a)(27) of the Code.

         8.17 Participant Rollover Contribution.

                  (a) Rollovers. With the approval of the Committee, a Participant may make a contribution to the Plan of any portion of an amount that qualifies as an eligible rollover distribution under section 402(c)(4) or 403(a)(4) of the Code, or as a rollover contribution under section 408(d)(3)(A)(ii) of the Code. Any rollover contribution so authorized shall be placed in the Participant's Rollover Account.

         8.18 Loans.

                  (a) General Rule. Upon receipt of a request for a loan, the Plan Administrator shall direct the Trustee to make a loan to a Participant who is an active employee (or to any terminated Participant or beneficiary who is a "party in interest" to the Plan within the meaning of section 3(14) of ERISA), provided such loan meets the requirements of this Section and the requirements of such procedures and guidelines as may be adopted by the Plan Administrator which are consistent with this Section. For purposes of this Section, the term "Participant" shall be deemed to include any terminated Participant or beneficiary to whom Plan loans are available, except where the context otherwise requires. A Participant's loan request shall be made by means of a completed application on a form supplied by the Plan Administrator, or in any other manner acceptable to the Plan Administrator.

                  (b) Terms of Loan. Each loan granted or renewed under this Section shall bear a rate of interest which is two percentage points greater than the prime lending rate, as announced in The Wall Street Journal, on the business day coincident with or first following the fifteenth calendar day of the month in which the loan is made or such other rate as may be determined by the Plan Administrator to be required by law. The interest rate and other conditions for the repayment of the loan shall be fixed at the time the loan is made. All loans shall be repayable by their terms within five years.

                  (c) Limitations. The amount of a loan to a Participant shall not exceed the lesser of:

                  (1) one-half of the amount of the sum of the Participant's Rollover and 401(k) Accounts as of such date; or

                  (2) $50,000, reduced by the highest outstanding balance of the Participant's loans from the Plan during the one-year period ending on the day before such loan is made.

                  The minimum amount of any loan under this Section shall be $1,000.

                  A Participant may not have more than one loan outstanding at any time.

                  (d) Repayment Terms. Except as may be provided in regulations issued by the Secretary of the Treasury, each loan shall require substantially level amortization, with payments not less frequently than quarterly over the term of the loan. A Participant shall be required to repay any loans through payroll deduction, except that he may elect to prepay the entire outstanding balance of the loan in a single lump sum.

                  Each loan shall be evidenced by a promissory note and shall be secured by the vested balance of the Participant's Accounts; provided that, immediately after the origination of such loan, not more than fifty percent (50%) of the vested balance of the Participant's Accounts shall be used as security for the loan. Each loan shall also be secured by such other collateral, if any, as may be required by the Plan Administrator. If the Participant ceases to be actively employed and receiving Compensation before absence or disability leave, the Plan Administrator may permit the Participant to continue to make loan repayments or may, in the Plan Administrator's discretion accelerate such loan. If the Participant separates from service, and if, following such separation, the Participant is no longer a party in interest to the Plan, the loan shall be accelerated, and the unpaid balance of the loan, and accrued interest thereon, shall be deducted from the amount of any benefits which become payable to or on behalf of the Participant under the Plan.

                  (e) General Requirements. All loans shall (i) be available to all eligible Participants on a reasonably equivalent basis, (ii) not be made available to Highly Compensated Employees (as defined in Section 8.1(j) in an amount (when calculated as a percentage of the borrower's Accrued Benefit under the Plan) greater than the amount (similarly calculated) made available to other Participants, and (iii) be made in accordance with this Section.

                  (f) Accounts Available for Loans.

                  (1) Order of Accounts. Any loan made to a Participant under this Section shall be considered an earmarked investment of such Participant's Accounts. Each loan shall be made from, and repayments shall be credited to, the Participant's Accounts in the order listed below:

                           (A) first, from the Participant's Rollover Account;
         and

                           (B) second, from the Participant's 401(k) Account.

                  (2) Investment of Participant's Accounts. Until a loan to a Participant is repaid, the outstanding balance of the loan shall be treated as an investment by such Participant for his Account(s) only, and the interest paid by such Participant shall be credited to his Account(s) only. The Participant's Account(s) shall not share in any other earnings of the Plan with respect to the amount of the loan.

                  (3) Loan Date. Each loan shall be made as soon as practicable following approval of the Participant's loan application by the Plan Administrator. To the extent any loan is made from a particular Account of a Participant which is invested partially in different investment media, such loan shall be made pro-rata from the investments of such Account in each such investment medium (other than Preferred Stock), valued as of the most recent Valuation Date or, to the extent that such loan is made from amounts invested in Investment Vehicles the value of which is priced daily, as of the date of the loan.

                  (4) Investment of Loan Repayments. Loan repayments which are credited to a Participant's Account(s) shall be reinvested in accordance with Sections 5.2, 5.4, or 8.4, as applicable.

                                    SECTION 9
                           BENEFITS AND DISTRIBUTIONS

         9.1 Vesting. A Participant shall at all times have a nonforfeitable (vested) right to all amounts allocated to his 401(k) and Rollover Accounts. A Participant shall have a nonforfeitable (vested) right to his entire Accrued Benefit when he attains Normal Retirement Age. Before his Normal Retirement Age, a Participant shall have a nonforfeitable (vested) right to the percentage of his Company Stock, Matching, and Other Investments Accounts determined under the following table:

                        Years                                          Nonforfeitable
                  of Vesting Service                                     Percentage
                  ------------------                                     ----------
                    less than 5                                               0%
                    5 or more                                               100%

         There shall be no divestment of a Participant's Accrued Benefit for cause.

         9.2 Amount, Method, Form of Benefit Payments.

                  (a) Amount. The amount of any benefits payable under this Section shall be the Participant's vested Accrued Benefit and based on the Valuation Date immediately preceding distribution.

                  (b) Method. Except as otherwise required by Sections 9.8 and 9.9, benefits shall be paid as follows:

                  (1) with respect to any Participant who dies while in the service of the Company or an Affiliate, or any Participant whose Accrued Benefit does not exceed (and has not at the time of any prior distribution exceeded) $5,000, one lump sum payment paid as soon as practicable following the Participant's death or other event which requires the benefit payment, as applicable;

                  (2) with respect to any Participant whose vested Accrued Benefit exceeds (or at the time of any prior distribution exceeded) $5,000, one lump sum payment paid as soon as practicable after the event occurs which requires the benefit payment, provided any consent required by Section 9.4(b) is given.

                  (c) Form. Benefits from the Participant's Company Stock, Matching, and Other Investments Accounts shall be paid in whole shares of Company Stock. To the extent the Participant's Company Stock and Matching Accounts hold Preferred Stock, benefits shall be paid in shares of Common Stock derived from the sale to the Company or conversion of the Preferred Stock, plus cash for any fractional shares. If the fair market value of Common Stock (closing price) is equal to or greater than the value of the Preferred Stock, both as determined under subsection (a), then shares of Common Stock derived from the sale or conversion of the Preferred Stock to Common Stock shall be distributed to the Participant. If the fair market value of Common Stock (closing price), determined as of the date of distribution, is less than the value of the Preferred Stock, determined under subsection (a), then, in addition to the shares of Common Stock derived from the sale or conversion of the Preferred Stock, there shall be contributed to the Plan by the Company and distributed to the Participant additional whole shares of Common Stock with a value as of the date of distribution as close as possible to equaling (but not exceeding) the shortfall, with any remaining shortfall distributed to the Participant in cash. Benefits from the Participant's 401(k) and Rollover Accounts shall be paid in cash, except that, to the extent the Investment Vehicle in which the Accounts are invested consists of Company Stock, such benefits shall be paid in Company Stock.

                  Notwithstanding the foregoing, a Participant may elect to receive all benefits from his Other Investments, 401(k) and Rollover Accounts in cash.

         9.3 Normal and Late Retirement.

                  (a) A Participant may retire at any time on or after his Normal Retirement Date.

                  (b) If a Participant continues in the service of the Company after his Normal Retirement Date, he shall continue to participate in the Plan until he actually retires. The benefits of a Participant who retires on or after his Normal Retirement Date shall be paid in accordance with Section 9.2, but not later than the time specified in Sections 9.8 and 9.9.

         9.4 Vested Deferred Benefits.

                  (a) If a Participant with a vested Accrued Benefit separates from service before attaining Normal Retirement Age for any reason other than death, benefits shall be paid to him in accordance with Section 9.2, but not later than the time specified in Sections 9.8 and 9.9.

                  (b) In the case of any Participant whose vested Accrued Benefit exceeds (or at the time of any prior distribution exceeded) $5,000, the Plan Administrator shall not direct that all or any part of such vested Accrued Benefit be distributed, or commence to be distributed, before the Participant attains Normal Retirement Age, unless the Participant consents in writing to such distribution, or unless the benefit becomes distributable under Section 9.6 upon the death of the Participant.

                  (c) If a Participant without a vested right to his Accrued Benefit (other than his 401(k) and Rollover Accounts) separates from service, his Accrued Benefit (other than his 401(k) and Rollover Accounts) shall be immediately forfeited and allocated as provided in Section 6.7.

                  (d) If the terminated Participant returns to service with the Company prior to incurring five consecutive One-Year Breaks in Service, any amount forfeited under subsection (c) shall be restored to the Participant's Company Stock, Matching and Other Investments Accounts as of the last day of the month in which the terminated Participant returns to service. For this purpose, unallocated forfeitures shall be utilized first. If not sufficient, the Company shall contribute additional amounts to restore the specified Accounts.

                  (e) The following events shall constitute a separation from service for purposes of this Section:

                           (1) the sale or other disposition by the Company to
                  an unrelated entity of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used by the Company in a trade or business of the Company with respect to a Participant who continues employment with the entity acquiring such assets; or

                           (2) the sale or other disposition by the Company to
                  an unrelated entity of the Company's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) with respect to a Participant who continues employment with the subsidiary.

                  Notwithstanding the foregoing, an event shall not be treated as described in this subsection unless (i) the Participant receives a "lump-sum distribution" (as defined in section 401(k)(10)(B)(ii) of the Code) by reason of the event, (ii) the Company continues to maintain the Plan after the sale or other disposition and the purchaser does not maintain the Plan after the sale or other disposition, within the meaning of Treas. Reg.
Section 1.401(k)-1(d)(4)(i), and (iii) the distribution is made in connection with the disposition of assets or a subsidiary, within the meaning of Treas. Reg. Section 1.401(k)-1(d)(4)(iii).

         9.5 Disability Retirement.

                  (a) If, before attaining Normal Retirement Age, a Participant in the service of the Company suffers a total and permanent disability (as defined in subsection (b)), such Participant shall then retire, he shall become one hundred percent (100%) vested in his Accrued Benefit and his Accrued Benefit shall be paid to him pursuant to Section 9.4(a).

                  (b) "Total and Permanent Disability" shall mean the total and permanent incapacity of a Participant to perform the duties of such Participant's employment with the Company, such incapacity to be deemed to exist when so determined by the Company's long term disability carrier under the Company's long term disability policy.

         9.6 Death. If a Participant dies while in the service of the Company, his Accrued Benefit shall be paid to his designated beneficiary or beneficiaries in accordance with Section 9.7. If a Participant with a vested Accrued Benefit dies after separating from service and before receiving all of the benefit payments to which he was entitled, the remainder of his vested Accrued Benefit shall be paid to his designated beneficiary or beneficiaries in accordance with
Section 9.7.

         9.7 Designation of Beneficiary and Form of Payment of Death Benefit; Spouse's Consent to Non-Spouse Beneficiary.

                  (a) Designation of Beneficiary and Form of Payment. In the event a Participant has a surviving spouse at his death, such surviving spouse shall be the Participant's beneficiary, unless the spouse has consented in the manner described in subsection (b) to the payment of the Participant's Accrued Benefit to a beneficiary other than the spouse. In the event the Participant has no surviving spouse at his death, the beneficiary shall be the beneficiary designated by the Participant. Any designation by the Participant and/or consent by the Participant's spouse shall be made by a written form delivered to the Plan Administrator. Except as otherwise provided with respect to a surviving spouse, a Participant may, at any time prior to his death, change his beneficiary designation by completing a new written form, but a beneficiary designation shall remain in effect until such new form is received by the Plan Administrator.

                  The death benefit shall be paid in one lump sum payment, to be made as soon as practicable following receipt of all information and documents necessary to make the distribution.

                  If a Participant dies without effectively designating a surviving beneficiary and without a surviving spouse, then the beneficiary shall be legal representative of the Participant.

                  (b) Requirements for Spouse's Consent. To be effective, a consent by a spouse to a Participant's designation of a nonspouse beneficiary must be filed in writing with the Plan Administrator, must be specific with respect to the particular nonspouse beneficiary consented to, must be irrevocable and must be witnessed by a Plan representative designated by the Plan Administrator or by a notary public. In addition, any such spousal consent shall be limited to the nonspouse beneficiary or beneficiaries specifically designated by the Participant, which designation may not be changed without a further spousal consent (unless the initial spousal consent expressly permits designations by the Participant without any further consent by the spouse).

         Notwithstanding the foregoing, if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no spouse or the spouse cannot be located, the Participant's designation of a nonspouse beneficiary will be effective without the requirement of the spouse's consent. Any consent required under this Section shall be valid only with respect to the spouse who signs the consent, and any establishment that the consent of a spouse may not be obtained shall be effective only with respect to such spouse. Additionally, a revocation of a prior beneficiary designation may be made by a Participant without the consent of the spouse at any time. The number of revocations or consents shall not be limited.

         9.8 Special Provision as to Timing of Distributions. Notwithstanding any other provision of the Plan, other than such provisions as require the consent of the Participant to a distribution with a present value in excess of $3,500, a Participant's Accrued Benefit shall be distributed not later than the times set forth below:

                  (a) If the Participant separates from service by reason of the attainment of Normal Retirement Age or disability, the distribution of the Participant's Accrued Benefit shall be made in a lump sum payment not later than one year after the end of the Plan Year in which such event occurs.

                  (b) If the Participant separates from service for a reason other than those enumerated in subsection (a) and other than by reason of his death and is not reemployed by the Company by the end of the fifth Plan Year following the Plan Year of such separation from service, distribution of the Participant's Accrued Benefit shall be made in a lump sum payment not later than one year after the end of the fifth Plan Year following the Plan Year in which the Participant separated from service.

                  (c) If the Participant separates from service for a reason other than those enumerated in subsection (a), and is reemployed by the Company before the date distribution is required to begin under subsection (b), distribution to the Participant, prior to any subsequent separation from service, shall be in accordance with terms of the Plan other than this Section.

         9.9 Requirements Concerning Distributions. All benefit distributions under this Section shall be subject to the following requirements:

                  (a)      Before Death.

                  (1) Last Date for Commencement of Payments. The payment of benefits to a Participant under this Plan shall occur not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                  (i) the Participant attains Normal Retirement Age; or

                  (ii) the Participant terminates service with the Company.

         Notwithstanding the above, if the amount of payment required otherwise to occur on a date determined under this Section or under any other Section of the Plan cannot be ascertained by such date, or if the Plan Administrator is unable to locate the Participant or beneficiary after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the later of (i) the earliest date on which the amount of such payment can be ascertained under the Plan, or (ii) the earliest date on which the Participant or beneficiary is located.

                  (2) Additional Rule for Commencement of Benefit Payments. The distribution of benefits to a Participant who attains age 70-1/2 after December 31, 1996 shall occur not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 or the Participant terminates employment, whichever is later. However, if the Participant is a five percent (5%) owner (within the meaning of Q&A B-2(d) of Prop. Treas. Reg. Section1.401(a)(9)-1 or any successor thereto), then the distribution of benefits shall occur not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2, regardless of whether the Participant has terminated employment. An active Participant who attained age 70-1/2 before January 1, 1997 and, therefore, commenced benefit payments under the prior terms of the Plan, and who is not a five percent (5%) owner, shall be permitted to cease such benefit payments (except for the payment due by April 1, 1997 for a Participant who attained age 70-1/2 in 1996) until April 1 of the calendar year following the calendar year in which he terminates employment. With respect to a Participant (other than a five percent (5%) owner) who attains age 70-1/2 prior to January 1, 1999, such Participant may elect in the form and manner prescribed by the Plan Administrator to receive a distribution of benefits commencing no later than April 1 of the calendar year in which the Participant attains age 70-1/2.

                  (b) After Death. If a Participant dies before the date described in subsection (a)(2), and before his Accrued Benefit is distributed to him, his entire benefit shall be distributed by December 31 of the year containing the fifth anniversary of the date of the Participant's death.

                  (c) Regulations Control. Distributions under this Section shall be made in accordance with section 401(a)(9) of the Code and regulations issued thereunder. This section and section 401(a)(9) of the Code shall take precedence over any distribution options in the Plan inconsistent with this Section or section 401(a)(9) of the Code.

         9.10 Put Options on Distributed Shares of Certain Company Stock. If the distribution of the benefits under Section 9.2 is made in the form of shares of Company Stock which are "not readily tradeable on an established market," within the meaning of section 409(h)(1)(B) of the Code, a Participant or a beneficiary, or a donee or heir of a Participant or beneficiary, shall be granted at the time that shares are distributed to him, an option to "put" the shares to the Company, provided that all such shares are so put; provided, further, that the Trust shall have the option to assume the rights and obligations of the Company at the time the put option is exercised. A put option shall provide that, for a period of 60 days after such shares are distributed to a Participant or beneficiary, or donee or heir of a Participant or beneficiary, (and, if the put is not exercised within such 60-day period, for an additional period of 60 days in the following Plan Year), he would have the right to have the Company purchase such shares at their fair market value, determined by an independent appraiser as described in Section 7.1, under a fair valuation formula. The put option shall be exercised by notifying the Company it writing. The terms of payment for the purchase of such shares of Company Stock shall be as set forth in the put and may be either in a lump sum or in up to five equal annual installments (with interest on the unpaid principal balance at a reasonable rate of interest), as determined by the Plan Administrator. Payment for the purchase of such shares must commence within 30 days after the put is exercised. The period during which the put option is exercisable does not include any time during which the distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or state law. If payment is made in installments, adequate security and a reasonable rate of interest must be provided.

         In the case of a purchase from a "disqualified person" (as defined in Section 13.8(d)), all purchases of Company Stock shall be made at prices which, in the judgment of the Plan Administrator, do not exceed the fair market value of such shares as of the date of the transaction.

         A Participant's rights set forth in this Section shall be nonterminable, within the meaning of Treas. Reg. Section 4975-11(a)(3)(ii).

         9.11 Direct Rollovers of Eligible Rollover Distributions Made from this Plan.

                  (a) Direct Rollovers. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (b)      Definitions.

                  (1) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distributions is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

                  (2) "Eligible Retirement Plan" shall mean an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (3) "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order (within the meaning of section 414(p) of the Code) are Distributees with regard to the interest of the spouse or former spouse.

                  (4) "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         9.12     Participant's Consent to Distribution of Benefits.

                  (a) Except as provided in paragraphs (b) and (c) below, the committee shall provide each Participant, not more than 90 days and not fewer than 30 days prior to the date his Accrued Benefit is paid to him, written notice of his right to defer receipt of the payment until his Normal Retirement Date. Payment shall not be made prior to the Participant's Normal Retirement Date unless the Participant affirmatively elects a distribution in writing, on a form filed with the Committee.

                  (b) The written notice described in paragraph (a) above shall not apply to the payment if (i) the Participant receives an involuntary lump sum payment pursuant to Section 9.2(b)(1), or (ii) the payment is made on or after the Participant's Normal Retirement Date.

                  (c) A payment may be made fewer than 30 days after the notice described in paragraph (a) above is given to the Participant, provided that:

                  (1) The Committee clearly informs the Participant that he has a right to a period of at least 30 days after receiving such notice to consider whether or not to elect the distribution; and

                  (2) The Participant, after receiving the notice, affirmatively elects the distribution.


                                   SECTION 10
                          LIMITATIONS ON CONTRIBUTIONS

         10.1     Definitions for Limitations on Contributions.

                  (a) "Annual additions" shall mean the sum of the following amounts credited to a Participant's Company Stock, 401(k), Matching and Other Investments Accounts for the limitation year:

                  (1) Company contributions (including Compensation Deferral Contributions, other than Excess Deferral Amounts distributed in accordance with Section 8.13); and

                  (2) forfeitures.

For this purpose, Company contributions credited to a Participant's Company Stock and Matching Accounts shall include amounts contributed by the Company for the Plan Year which are used to repay principal and/or interest (except as provided below) on one or more Exempt Loans, or to purchase shares of Company Stock, and which are deemed allocated to such Participant's Company Stock and Matching Accounts for purposes of this subsection (a). The portion of such Company contribution which is deemed allocated to a Participant's Company Stock and Matching Accounts for purposes of this subsection (a) shall be an amount which bears the same ratio to the total contribution made by the Company for such Plan Year which is used to repay principal and/or interest (except as provided below) on one or more Exempt Loans, or to purchase shares of Company Stock, as the number of shares of Company Stock allocated to such Participant's Company Stock Account for such Plan Year on the Valuation Date coincident with the last day of such Plan Year bears to the total number of shares of Company Stock allocated to the Company Stock and Matching Accounts of all Participants for such Plan Year on such Valuation Date.

                  Notwithstanding the above, (i) allocations of Company Stock resulting from Company contributions used to pay interest on an Exempt Loan and
(ii) allocations of forfeited Company Stock previously acquired with the proceeds of an Exempt Loan shall not be annual additions for the limitation year; provided that the requirements of section 415(c)(6)(C) of the Code are met for such limitation year.

                  Company contributions and forfeitures allocated to an Employee's 401(k) and Matching Accounts under the Stock Bonus Plan which are transferred to this Plan will not constitute annual additions to this Plan.

                  (b) "Defined benefit fraction" shall mean a fraction, the numerator of which is the Participant's projected annual benefit under the BetzDearborn Inc. Employees' Retirement Plan, and the denominator of which is the lesser of 125% of the dollar limitation in effect for the limitation year under section 415(b)(1)(A) of the Code or 140% of the Participant's highest average limitation compensation.

                  (c) "Defined contribution fraction" shall mean a fraction, the numerator of which is the sum of the annual additions to the Participant's Company Stock, 401(k), Matching and Other Investments Accounts under the Plan for the current and all prior limitation years, and the denominator of which is the sum of the maximum amounts for the current and all prior years of employment with the Company. The maximum amount in any limitation year is the lesser of 125% of the dollar limitation in effect under section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's limitation compensation for such year.

                  (d) "Highest average compensation" shall mean the Participant's average limitation compensation for the three consecutive years of service that produce the highest average.

                  (e) "Limitation compensation" shall mean a Participant's wages, salaries and fees for professional services and other amounts received for personal services actually rendered in the service of the Company or any Affiliate, and excluding contributions by the Company or any Affiliate to a plan of deferred compensation which are not includable in the Participant's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation (except any amounts received by a Participant pursuant to an unfunded, nonqualified plan in the year such amounts are includable in his gross income). For purposes of applying the limitations of this Section, compensation for a limitation year is the compensation actually paid or includable in gross income during such year. For Limitation Years beginning after December 31, 1997, the term "Limitation Compensation" shall include any elective deferral (as defined in section 402(g)(3) of the Code), and any amount which is contributed or deferred by the Company or an Affiliate at the election of the Employee and which is not includable in the gross income of the Employee by reason of section 125 of the Code.

                  (f) "Limitation year" shall mean the calendar year.

                  (g) "Maximum permissible amount" shall mean the lesser of--

                  (1) $30,000 (or, if greater, 1/4 fourth of the defined benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the limitation year); or

                  (2) twenty-five percent (25%) of the Participant's limitation compensation for the limitation year.

                  The dollar amount of the maximum permissible amount under paragraph (1) for a limitation year shall be increased by the lesser of (i) one hundred percent (100%) of the otherwise applicable dollar amount or (ii) the amount of Company Stock allocated to the Participant's Company Stock and Matching Accounts for the limitation year, provided the requirements of section 415(c)(6)(A) of the Code are met for such limitation year.

                  (h) "Projected annual benefit" shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant is entitled under the terms of the BetzDearborn Inc. Employees' Retirement Plan.

         10.2 Basic Limitation. The amount of annual additions which may be credited to the Participant's Accounts for any limitation year shall not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation, or a reasonable error in determining the amount of Compensation Deferral Contributions that may be made to the Plan with respect to any Participant under the limits of section 415 of the Code, or under other limited facts and under the limits

And circumstances as determined by the Commissioner of Internal Revenue, the annual additions for a Participant for the limitation year would otherwise exceed the maximum permissible amount, then:

                  (a) Compensation Deferral Contributions for such limitation year shall be distributed to the Participant, to the extent required to reduce the annual additions to the maximum permissible amount; and

                  (b) If necessary, other amounts to be contributed by the Company on behalf of such Participant shall be reduced so that the annual additions for the limitation year equal the maximum permissible amount.

                  Compensation Deferral Contributions distributed in accordance with subsection (a) shall be disregarded for purposes of Section 8.10 and
Section 8.11.

         10.3 Combined Limit with Pension Plan. Before January 1, 2000, for any Participant who also has an accrued benefit under the BetzDearborn Inc. Employees' Retirement Plan, the sum of the Participant's defined benefit fraction and defined contribution fraction shall not exceed 1.0 in any limitation year. If the sum of such fractions with respect to any Participant for any limitation year would otherwise exceed 1.0, the allocations and benefits under this Plan and the Retirement Plan shall be adjusted in accordance with section 415 of the Code and regulations issued thereunder.

         10.4 Combining and Aggregating Plans. For purposes of applying the limitations set forth in this Section:

                  (a) all qualified defined benefit plans ever maintained by the Company or any Affiliate shall be treated as one defined benefit plan; and

                  (b) all qualified defined contribution plans ever maintained by the Company or any Affiliate shall be treated as one defined contribution plan.


                                   SECTION 11
                              TOP-HEAVY PROVISIONS

     11.1 Top-Heavy Preemption. Notwithstanding any other provision of this Plan the contrary, during any Plan Year in which this Plan is top-heavy, as defined in Section 11.2, the Plan shall be governed in accordance with this Section, which shall control over other provisions hereof.

     11.2     Top-Heavy Definitions.

                  (a) "Determination date" shall mean, with respect to any Plan Year after the first Plan Year, the last day of the preceding Plan Year and, with respect to the first Plan Year, the last day of such first Plan Year.

                  (b) "Determination period" shall mean, with respect to any Plan Year, the Plan Year containing the determination date and the four preceding Plan Years.

                  (c) "Key Employee" shall mean any Employee or former Employee (and the beneficiaries of such Employee) who at any time during a Plan Year included in the determination period was--

                  (1) an officer of the Company or any Affiliate having an annual limitation compensation greater than 150% of the amount in effect under section 415(c)(1)(A) of the Code for such Plan Year;

                  (2) one of the 10 Employees having annual limitation compensation from the Company and the Affiliates greater than the amount in effect under section 415(c)(1) (A) of the Code and owning (or considered as owning within the meaning of section 318 of the Code) both more than a one-half percent (1/2 percent) interest and the largest interests in the Company or any Affiliate;

                  (3) a five percent (5%) owner of the Company or any Affiliate; or

                  (4) a one percent (1%) owner of the Company or any Affiliate who has an annual limitation compensation from the Company and the Affiliates of more than $150,000.

The determination of who is a key Employee shall be made in Accordance with section 416(i) of the Code and regulations thereunder.

                  (d) "Limitation compensation" shall mean limitation compensation as defined in Section 10.1(e).

                  (e) "Non-key Employee" shall mean any Employee who is not a key Employee.

                  (f) "Permissive aggregation group" shall mean, with respect to any Plan Year, the required aggregation group plus any other defined contribution plan or defined benefit plan which the Plan Administrator elects to include, provided such permissive aggregation group meets the requirements of sections 401(a)(4) and 410 of the Code with such defined contribution plan or defined benefit plan being taken into account.

                  (g) "Required aggregation group" shall mean, with respect to any Plan Year:

                  (1) Each defined contribution plan and each defined benefit plan of the Company or any Affiliate in which a key Employee is a participant or was a participant at any time during the determination period (regardless of whether the plan has been terminated); and

                  (2) Each other defined contribution plan and each other defined benefit plan of the Company or any Affiliate which, during the determination period, enables any defined benefit plan or defined contribution plan described in paragraph (1) to meet the requirements of section 401(a)(4) or 410 of the Code.

                  (h) "Top-heavy plan" shall mean, for any Plan Year beginning on or after January 1, 1989, this Plan if:

                  (1) this Plan is not part of a required or permissive aggregation group, and the top-heavy ratio for the Plan exceeds sixty percent (60%);

                  (2) this Plan is part of a required aggregation group and not part of a permissive aggregation group, and the top-heavy ratio for the required aggregation group exceeds sixty percent (60%); or

                  (3) this Plan is part of a required aggregation group and part of a permissive aggregation group, and the top-heavy ratio for the permissive aggregation group exceeds sixty percent (60%).

                  (i) "Top-heavy ratio" shall mean a fraction. The numerator of the fraction is the sum of the account balances of all key Employees under the Plan, or, if the Plan is a member of a required or permissive aggregation group, under all defined contribution plans in such required or permissive aggregation group (hereinafter the "aggregation group"), plus the sum of the present values of accrued benefits of all key Employees under all defined benefit plans in the aggregation group, as of the determination date. The denominator of the fraction is a similar sum determined for all Employees. For purposes of determining the fraction, the numerator and denominator shall include any part of any account balance or accrued benefit distributed in the determination period. With respect to Plan Years beginning on or after January 1, 1989, if any individual has not been credited with at least one Hour of Service with the Company or any Affiliate at any time during the determination period, any account balance or accrued benefit of, or distribution to, such individual shall not be taken into account.

                  For purposes of the preceding paragraph, the sum of account balances and the present values of accrued benefits shall be determined as of the most recent valuation date that falls within the 12-month period ending on the determination date. The calculation of the top-heavy ratio shall be made in accordance with section 416 of the Code and the regulations thereunder.

                  Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is top-heavy (within the meaning of section 416(g) of the Code) the accrued benefit of a non-key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of section 411(b)(1)(C) of the Code.

                  (j) "Valuation date" shall mean, with respect to this Plan, the first day of the Plan Year.

         11.3 Top-Heavy Rules. Notwithstanding any other provision of the Plan, the following rules shall apply for any Plan Year in which the Plan is determined to be a top-heavy plan:

                  (a) Minimum Benefit. The Company contributions and forfeitures allocated on behalf of any Participant in this Plan who is a non-key Employee for the Plan Year shall not be less than the lesser of (i) five percent (5%) of such Participant's limitation compensation or (ii) the largest percentage of the Company contributions and forfeitures allocated on behalf of any key Employee under this Plan for such Plan Year (as a percentage of the first $150,000 as adjusted for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code of the key Employee's limitation compensation). For purposes of clause (ii) of the preceding sentence, Company contributions made on behalf of a key Employee, pursuant to the key Employee's salary reduction agreement, shall be treated as Company contributions allocated on behalf of the key Employee. This paragraph (a) shall not apply to any Participant who was not employed by the Company on the last day of the Plan Year.

                  The minimum benefit shall be provided without regard to any Social Security contribution. The minimum benefit shall be provided even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation, in the Plan Year because (i) of the Participant's failure to complete 1,000 Hours of Service, (ii) of the Participant's failure to make mandatory employee contributions to the Plan or (iii) the Participant's limitation compensation is less than a stated amount.

                  (b) Minimum Vesting. Notwithstanding the provisions of Section 9.1, for any Plan Year in which this Plan is a top-heavy plan, the following minimum vesting schedule shall apply to the Participant's Accrued Benefit:

                        Years of                        Nonforfeitable
                  Vesting Service                         Percentage
                  ---------------                       --------------
                  less than 2                                0%
                  2 but less than 3                         20%
                  3 but less than 4                         40%
                  4 but less than 5                         60%
                  5 or more                                100%

This subsection (b) does not apply to the Accrued Benefit of any Participant who does not have an Hour of Service after the Plan has initially become a top-heavy plan; such Participant's vested Accrued Benefit shall be determined without regard to this subsection (b).

         11.4 Impact on Maximum Benefits. For any Plan Year in which the Plan is a top-heavy plan, Section 10.1 shall be read by substituting the number "100" for the number "125" wherever it appears therein, except that such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the Plan Year in which this provision becomes applicable.

         11.5 Change in Top-Heavy Status. If the Plan becomes a top-heavy plan and subsequently ceases to be such, the vesting schedule in Section 11.3(b) shall continue to apply in determining the nonforfeitable percentage of any Participant who had at least three years of service as of December 31 of the last Plan Year of top-heaviness. For other Participants, such schedule shall apply only to the Participant's Accrued Benefit as of such December 31.

         11.6 Duplication of Minimum Contributions Not Required. The Plan Administrator shall, to the maximum extent permitted by the Code and regulations thereunder, apply the provisions of this Section by taking into account the benefits payable and the contributions made under all other defined contribution and defined benefit plans maintained by the Company or any Affiliate which are qualified under section 401(a) of the Code to prevent inappropriate omissions or duplication of minimum benefits or contributions.

         11.7 Repeal of Limitation. In the event that Congress should provide by statute, or the Treasury Department should provide by regulation or ruling, that the limitations provided in this Section are no longer necessary for the Plan to meet the requirements of section 401 of the Code or other applicable law then in effect, such limitations shall become void and shall no longer apply, without the necessity of further amendment to the Plan.


                                   SECTION 12
                            NONALIENATION OF BENEFITS

         12.1 Nonalienation Rule. The right of any Participant or beneficiary to any benefit payment shall not be subject to any voluntary or involuntary alienation or assignment. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order (as defined in section 414(p) of the Code) or a domestic relations order entered before January 1, 1985.


                                   SECTION 13
                            FIDUCIARY RESPONSIBILITY

         13.1 Fiduciary Duties. A "fiduciary," as defined in section 3(21) of ERISA, shall discharge its duties with respect to the Plan and Trust in the interest of the Participants and their beneficiaries:

                  (a)      for the exclusive purpose of:

                           (1) providing benefits to Participants and their beneficiaries; and

                           (2)      defraying reasonable expenses of
                                    administering the Plan and Trust;

                  (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (c) by diversifying the investments of the Plan and Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                  (d) in accordance with the documents and instruments governing the Plan and Trust insofar as they are consistent with the provisions of ERISA.

                  Notwithstanding the above, the diversification requirements of subsection (c) and the prudence requirement (to the extent that it requires diversification) of subsection (b) are not violated by the acquisition or holding of Company Stock to the extent permitted under the Plan and Trust Agreement.

         13.2 Allocation of Responsibility. Authority and responsibility for management of the Plan and Trust shall be allocated among the following persons:

                  (a) The Board of Directors shall have sole responsibility for the appointment, removal and replacement of members of the Committee and the Plan Administrator described in Section 14, and the Trustee described in Section
XV. The Board shall also have sole responsibility for:

                  (1) the design of the Plan and Trust Agreement, including the right to amend or terminate the Plan and Trust Agreement (under Section
         16.1 or 17.1, respectively) at any time;

                  (2) qualification of the Plan and Trust Agreement and any amendments or documents relating thereto under the Code and ERISA;

                  (3) funding of the Company's contributions to the Plan; and

                  (4) the exercise of all other fiduciary functions assigned to it in the Plan or Trust Agreement. To the extent that it is carrying out this responsibility, the members of the Board of Directors shall be "named fiduciaries" of the Plan for purposes of section 402(a)(1) of ERISA.

                  (b) The Committee shall have sole responsibility for establishing the guidelines for the administration and operation of the Plan, as set forth in Section 14. To the extent it is carrying out these duties, the members of the Committee shall be "named fiduciaries" with respect to the Plan.

                  (c) The Plan Administrator shall have sole responsibility for the execution of the administrative duties assigned him by the Board of Directors, the Committee, and the Plan and Trust Agreement. To the extent he is carrying out this responsibility, the Plan Administrator shall be a "named fiduciary" of the Plan.

                  (d) The Trustee shall, subject to any guidelines established by the Committee, have sole responsibility for investment, management and control of the assets in the Trust Fund in accordance with the terms of the Plan and the Trust Agreement. To the extent it is carrying out this responsibility, the Trustee shall be a "named fiduciary" of the Plan.

         13.3 No Joint Responsibility. It is the purpose of this Plan and Trust Agreement to allocate to each of the fiduciaries identified in Section 13.2 exclusive responsibility of prudent execution of the functions assigned to him or it (or to the entity of which he or it is a member) and no responsibility for execution of functions assigned to others. Whenever one such fiduciary is required by the Plan and Trust Agreement to follow the directions of another such fiduciary, the two fiduciaries shall not be deemed to have been assigned a shared responsibility, but the fiduciary giving the directions shall have sole responsibility for the functions assigned to him or it, including issuing of such directions, and the fiduciary receiving the directions shall have sole responsibility for the functions assigned to him or it, including following such directions insofar as they are on their face proper under this Plan and Trust Agreement and under applicable law.

         13.4     No Co-Fiduciary Liability.

                  (a) A fiduciary shall not be liable for a breach of fiduciary responsibility by another fiduciary to whom other fiduciary responsibilities have been assigned under the Plan except under the following circumstances:

                  (1) if he or it participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach;

                  (2) if, by his or its failure properly to discharge his or its own fiduciary responsibilities, he or it has enabled such other fiduciary to commit a breach; or

                  (3) if he or it has knowledge of a breach by such other fiduciary, unless he or it makes reasonable efforts under the circumstances to remedy the breach.

                  (b) If the Committee appoints an investment manager or managers under Section 14.6, then, notwithstanding Section 13.3 and subsections
(a)(2) and (3), the Trustee shall not be liable for the acts and omissions of such investment manager.

         13.5 Act in Interest of Participants. In carrying out the responsibilities allocated to him or it under this Plan and Trust Agreement, each fiduciary shall act solely in the interests of the Plan's Participants and their beneficiaries.

         13.6 Employment of Advisors. A fiduciary identified in Section 13.2 may consult with counsel, who may be counsel to the Company, and shall be fully protected in acting upon the advise of such counsel, with regard to such fiduciary's responsibilities under the Plan.

         13.7 Transfer or Maintenance of Indicia of Ownership of Plan Assets Outside United States Prohibited. Except as authorized by the Secretary of Labor by regulation, no fiduciary shall maintain the indicia of ownership of any assets of the Plan or Trust outside the jurisdiction of the district courts of the United States.

         13.8     Prohibited Transactions

                  (a) Unless otherwise exempted by ERISA or by the Secretary of Labor, a fiduciary with respect to the Plan or Trust shall not cause the Plan or Trust to engage in a transaction if he or it knows, or should know, that such transaction constitutes a direct or indirect:

                  (1) sale or exchange, or leasing, of any property between the Plan or Trust and a party in interest or a disqualified person;

                  (2) lending of money or other extension of credit between the Plan or Trust and a party in interest or a disqualified person;

                  (3) furnishing of goods, services, or facilities between the Plan or Trust and a party in interest or a disqualified person;

                  (4) transfer to, or use by or for the benefit of, a party in interest or a disqualified person, of any assets of the Plan or Trust; or

                  (5) an acquisition, on behalf of the Plan or Trust, of any securities issued by the Company or an affiliate which are not "qualifying employer securities" within the meaning of section 4975(e)(8) of the Code.

                  (b) Unless otherwise exempted by the Secretary of Labor, a fiduciary with respect to the Plan or Trust shall not:

                  (1) deal with the assets of the Plan or Trust in his or its own interest or for his or its own account;

                  (2) in his or its individual or any other capacity act in any transaction involving the Plan or Trust on behalf of a party (or represent a party) whose interests are adverse to the interests of the Plan or Trust or the interests of the Participants or their beneficiaries; or

                  (3) receive any consideration for his or its own personal account from any party dealing with the Plan or Trust in connection with a transaction involving the assets of the Plan or Trust.

                  (c) Notwithstanding anything to the contrary set forth in this Section, a fiduciary shall be entitled to:

                  (1) receive any benefit to which the fiduciary may be entitled as a Participant or beneficiary in the Plan or Trust, so long as the benefit is computed and paid on a basis which is consistent with the terms of the Plan and Trust as applied to all Participants and their beneficiaries;

                  (2) receive any reasonable compensation for services rendered except that no person so serving who already receives full-time pay from the Company, from an employee organization whose employees are Participants in the Plan or from an association of employers whose employees are Participants in the Plan shall receive compensation from the Plan or Trust, except for reimbursement of expenses properly and actually incurred;

                  (3) receive reimbursement of expenses properly and actually incurred, in the performance of its duties with the Plan and Trust;

                  (4) serve as a fiduciary in addition to being an officer, employee, agent or other representative of a party in interest or disqualified person; and

                  (5) acquire or sell qualifying employer securities if (i) such acquisition or sale is for adequate consideration, and (ii) no commission is charged with respect to such acquisition or sale.

                  (d) For purposes of this Section, the words "party in interest" or "disqualified person" mean:

                  (1) any fiduciary, counsel or employee of the Plan or Trust;

                  (2)      a person providing services to the Plan or Trust;

                  (3)      the Company;

                  (4) an employee organization any of whose members are covered by the Plan;

                  (5) an owner, direct or indirect of fifty percent (50%) or more of:

                           (A) the combined voting power of all classes of stock
                  entitled to vote or the total value of shares of all classes of stock of a corporation,

                           (B) the capital interest or the profits interest of a
                  partnership, or

                           (C) the beneficial interest of a trust or
                  unincorporated enterprise, which is an employer or employee organization described in subsection (d)(1), (2), (3) or (5) above;

                  (6) a corporation, partnership, or trust or estate of which (or in which) fifty percent (50%) or more of:

                           (A) the combined voting power of all classes of stock
                  entitled to vote or the total value of shares of all classes of stock of such corporation,

                           (B) the capital interest or profits interest of such
                  partnership, or

                           (C) the beneficial interest of such trust or estate
                  is owned directly or indirectly, or held by persons described in subsection (d)(1), (2), (3), (4) or (5) above;

                  (7) an employee, officer, director (or an individual having powers or responsibilities similar to those of officers or directors), or a ten percent (10%) or more shareholder directly or indirectly of a person described in subsection (d)(2), (3), (4), (5) or (6), or of the Plan or Trust; or

                  (8) a ten percent (10%) or more (directly or indirectly in capital or profits) partner or joint venturer of a person described in subsection (d)(2), (3), (4), (5) or (6).

                  (e) For purposes of this Section, the words "adequate consideration" mean:

                  (1) in the case of a security for which there is a generally recognized market either,

                           (A) the price of the security prevailing on a
                  national securities exchange registered under section 6 of the Securities Exchange Act of 1934, or which has been listed for more than one month (at the time of such sale or purchase), on an electronic quotation system administered by a national securities association registered under such Act, or

                           (B) if the security is not traded on such a national
                  securities exchange, or so listed on such an electronic quotation system, a price not less favorable to the Plan than the offering price for the security as established by the current bid and asked prices quoted by persons independent of the issuer and of any party in interest or disqualified person; and

                  (2) in the case of an asset other than a security for which there is a generally recognized market, the fair market value of the asset as determined in good faith by the Trustee or named fiduciary pursuant to the terms of the Plan and in accordance with regulations prescribed by the Secretary of Labor.


                                   SECTION 14
                            ADMINISTRATION OF PLAN --
                      STOCK BONUS PROFIT SHARING/RETIREMENT
                        COMMITTEE AND PLAN ADMINISTRATOR

         14.1 Members of Committee. The Board shall appoint a Stock Bonus Profit Sharing/Retirement Plan Committee (the "Committee") to consist of not less than three members, to hold office, without special compensation for Committee membership, at the pleasure of the Board of Directors. Members of the Committee may, but are not required to, be Participants under the Plan or officers, employees or members of the Board of Directors. Any member may resign by giving notice, in writing, filed with the Chairman or Secretary of the Board of Directors. Vacancies shall be filled promptly by the Board of Directors in such manner that the composition of the Committee shall be as herein prescribed. The Plan Administrator shall notify the Trustee of the appointment of the Committee and of any subsequent changes in its membership.

         14.2 Officers and Employees of the Committee. The members of the Committee shall elect a Chairman who shall be a member of the Committee and a Secretary who may, but need not be, a member of the Committee. The Secretary shall keep minutes of the Committee's proceedings and all data, records and documents pertaining to the Committee's guidelines for administration and operation of the Plan and the Trust.

         14.3 Action of Committee. A majority of the Committee shall constitute a quorum for the transaction of business. Resolutions or other actions of the Committee at any meeting shall be determined by the vote or other affirmative expression of a majority of its members present at such meeting. Resolutions or other action may be taken without a meeting upon the written consent of all members of the Committee. The Chairman or the Secretary may execute any certificate or other written direction on behalf of the Committee. In the event the Committee members entitled to vote on any question are unable to determine such question by a majority vote, such question shall be determined by the Board of Directors.

         14.4 Disqualification of Committee Member. A member of the Committee who is a Participant or beneficiary shall not vote on any question relating specifically to himself.

         14.5 Expenses of Committee. All expenses of the Committee properly and actually incurred in the performance of its duties under the Plan and the Trust Agreement shall be paid or reimbursed by the Company.

         14.6 Powers of the Committee. The Committee shall have full power to establish guidelines for the administration and operation of the Plan and to review any action taken by the Plan Administrator, including the power to appoint one or more investment managers to manage (including the power to acquire and dispose of) any designated assets of the Trust.

         14.7 Allocation of Fiduciary Responsibility. The Committee from time to time may allocate to one of its members, to the Plan Administrator and/or may delegate to any other persons or organizations any of the rights, powers, duties and responsibilities of the Committee with respect to the operation and administration of the Plan and the Trust Agreement. Any such allocation or delegation shall be reviewed periodically by the Committee and shall be terminable upon such notice as the Committee, in its discretion, deems reasonable and proper under the circumstances.

         14.8 Plan Administrator and His General Powers. The Plan Administrator shall be the Vice President - Human Resources of the Company or any other person designated by the Board. The Plan Administrator shall serve without compensation, and at the pleasure of the Board. The Plan Administrator shall be responsible for the administration and operation of the Plan pursuant to the guidelines established by the Committee and subject to the review of the Committee, and for any other duties assigned him by the Board of Directors and/or the Committee.

         14.9 General Duties of the Plan Administrator. The general duties of the Plan Administrator shall include the following:

                       (a) determining all questions relating to the eligibility of Employees to become Participants and the status of Employees as Participants under the Plan;

                       (b) determining the Accrued Benefit payable to Participants or beneficiaries and authorizing and directing the Trustee with respect to the payment of, or provision for, benefits under the Plan;

                       (c) engaging for the Plan any administrative, legal, medical, accounting, clerical or other services he may deem appropriate to effectuate the Plan;

                       (d) as provided in Section 14.13, construing and interpreting the Plan and the Trust Agreement whenever necessary to carry out their intention and purpose and making and publishing such rules for the regulation of the Plan and the Trust Agreement as are consistent with the guidelines established by the Committee and with the terms of the Plan and the Trust Agreement;

                       (e) compiling and maintaining, in conjunction with the Company, all records he determines to be necessary, appropriate or convenient in connection with the administration of the Plan and the Trust Agreement;

                  (f) determining, in accordance with the terms of the Plan, the allocation, disposition and distribution of assets in the Trust Fund in the event the Plan is terminated;

                  (g) appointing and contracting with such independent public accountant or accountants as shall be necessary to comply with the reporting and disclosure requirements of any applicable Federal or state law, including the preparation and filing of all returns and reports required to be filed by the Plan with any governmental agency;

                  (h) furnishing of all required forms, statements, information and reports to Participants (or their beneficiaries);

                  (i) developing a policy for the funding of the Plan consistent with the guidelines established by the Committee and subject to approval by the Board of Directors and consistent with the needs of the Plan and the requirements of ERISA; and

                  (j) processing of all Claims filed under Section 14.11. The decision of the Plan Administrator, after review by the Committee, except as otherwise provided in Section 14.7(i), with respect to matters within his jurisdiction shall be final, binding and conclusive upon the Committee, the Company and upon each Participant, beneficiary and every other person or party interested or concerned.

         14.10 Information to be Submitted by Company to the Plan Administrator. To enable the Plan Administrator to perform his functions, the Company shall supply full and timely information to him on all matters relating to Participants, former Participants, and beneficiaries as the Plan Administrator may require, and shall maintain such other records as the Plan Administrator may determine are necessary in order to determine the benefits due or which may become due to the Participants, former Participants and beneficiaries under the Plan. The Plan Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's responsibilities under the Plan and Trust Agreement.

         14.11    Claim Procedure.

                  (a) Filing Claim for Benefits. If an individual (hereinafter referred to as the "Applicant," which reference shall include the legal representative, if any, of the individual) does not receive the timely payment of the benefits to which the Applicant believes he is entitled to receive under the terms of the Plan, the Applicant may make a claim ("Claim") for benefits in the manner hereinafter provided.

                  All Claims for benefits under the Plan shall be made in writing and shall be signed by the Applicant. Claims shall be submitted to the Plan Administrator. If the Applicant does not furnish sufficient information with the Claim for the Plan Administrator to determine the validity of the Claim, the Plan Administrator shall furnish the Applicant with forms prescribed by the Plan Administrator within 10 days of receipt of the initial Claim, indicating any additional information which is necessary for the Plan Administrator to determine the validity of the Claim.

                  Each Claim hereunder shall be acted on and approved or disapproved by the Plan Administrator within 60 days following the receipt by the Plan Administrator of the information necessary to process the Claim.

                  In the event the Plan Administrator denies a Claim for benefits in whole or in part, the Plan Administrator shall notify the Applicant in writing of the denial of the Claim and notify such Applicant of his right to a review of the Plan Administrator's decision by the Committee. Such notice by the Plan Administrator shall also set forth, in a manner calculated to be understood by the Applicant, the specific reason for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the Claim with an explanation of such material or information where necessary and an explanation of the Plan's Claim review procedure as set forth in this Section.

                  If no action is taken by the Plan Administrator on an Applicant's Claim within 60 days after receipt by the Plan Administrator, such application shall be deemed to be denied for purposes of the following appeals procedure.

                  (b) Appeals Procedure. Any Applicant whose Claim for benefits is denied in whole or in part (such Applicant being hereinafter referred to as the "Claimant" which reference shall include the legal representative, if any, of the individual) may appeal from such denial to the Committee for a review of the decision by the Committee. Such appeal must be made within 60 days after the Claimant has received written notice of the denial as provided above. An appeal must be submitted in writing within such period and must:

                  (1) request a review by the Committee of the Claim for benefits under the Plan;

                  (2) set forth all of the grounds upon which the Claimant's request for review is based and any facts in support thereof; and

                  (3) set forth any issues or comments which the Claimant deems pertinent to the appeal.

                  The Committee shall act upon each appeal within 60 days after receipt thereof unless special circumstances require an extension of the time for processing, in which case a decision shall be rendered by the Committee as soon as possible but not later than 120 days after the appeal is received by the Committee.

                  The Committee shall make a full and fair review of each appeal and any written materials submitted by the Claimant and/or the Company in connection therewith. The Committee may require the Claimant and/or the Company to submit such additional facts, documents or other evidence as the Committee in its discretion deems necessary or advisable in making its review. The Claimant shall be given the opportunity to review pertinent documents or materials upon submission of a written request to the Committee, provided the Committee finds the requested documents or materials are pertinent to the appeal.

                  On the basis of its review, the Committee shall make an independent determination of the Claimant's eligibility for benefits under the Plan. The decision of the Committee on any Claim for benefits shall be final and conclusive upon all parties thereto.

                  In the event the Committee denies an appeal, in whole or in part, the Committee shall give written notice of the decision to the Claimant, which notice shall set forth in a manner calculated to be understood by the Claimant the specific reasons for such denial and which shall make specific reference to the pertinent Plan provisions on which the Committee decision was based.

                  (c) Review of Accrued Benefit Statement. If a Participant or former Participant believes any statement of his Accrued Benefit he receives pursuant to Section 14.11 is incorrect, such Participant, or former Participant may submit a written request for correction or verification of such statement to the Plan Administrator and the Plan Administrator shall respond in writing to such request in the same manner as provided above for an Applicant. If the Participant, or former Participant believes the Plan Administrator's response is incorrect, the Participant, or former Participant may request in writing within 30 days of the response that the Committee review such statement, and the Committee shall follow the same procedure with respect to such request as provided above for a Claimant.

         14.12 Service of Legal Process. The name and address of the person designated for the service of legal process with respect to the Plan is as follows:

                                    Plan Administrator
                                    Employee Stock Ownership and 401(k) Plan
                                    BetzDearborn Inc.
                                    4636 Somerton Road
                                    Trevose, Pennsylvania 19053

         14.13 Discretionary Authority. The Plan Administrator shall have sole discretion to carry out his responsibilities under this Section to construe and interpret the provisions of the Plan and to determine all questions concerning benefit entitlements, including the power to construe and determine disputed or doubtful terms. To the maximum extent permissible under law, the Plan Administrator's determinations on all such matters shall be final and binding upon all persons involved.


                                   SECTION 15
                              THE TRUSTEE AND TRUST

         15.1 The Trust. The Trust which is a part of this Plan shall consist of all amounts contributed to the Plan, and the earnings and appreciation thereon, less payments made by the Trustee under the Plan and the Trust Agreement entered into pursuant to the Plan.

         15.2 Actions and Responsibility of Trustee. The Trustee shall have, subject to the power of the Committee to appoint investment managers, responsibility to hold, invest, reinvest and administer the Trust assets and, in so holding and otherwise managing such Trust assets, the Trustee shall act solely in the interest of the Participants and their beneficiaries.

         15.3 Payments. The Trustee shall make all payments of Accrued Benefits under the Plan upon the written instructions of the Plan Administrator.

         15.4 Resignation and Removal of Trustee. The Board may remove the Trustee at any time upon delivery of any written notice called for in the Trust Agreement; and the Trustee may resign at any time upon delivery of such notice to the Board. Upon such removal or resignation of the Trustee, the Board shall appoint a successor Trustee and enter into a successor trust agreement pursuant to the Plan.

         15.5 Voting Rights and Tender Offers.

                  (a) Voting Rights. The Trustee shall have no discretion or authority to vote Company Stock held in the Trust on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee from Participants who have Company Stock allocated to or otherwise held in their Accounts under the Plan. Such directions shall be given by Participants acting in their capacity as "named fiduciaries" within the meaning of section 403(a)(1) of ERISA ("Named Fiduciaries") with respect to both allocated and otherwise held Company Stock and unallocated Company Stock. Upon timely receipt of such instructions as described in subsection (c)(1), the Trustee shall vote the Company Stock held in the Trust as set forth below.

                  Each Participant who has Company Stock allocated to or otherwise held in his Accounts shall, as Named Fiduciary, direct the Trustee with respect to the vote of Company Stock allocated to or otherwise held in his Accounts and the Trustee shall follow the directions of those Participants who provide timely instructions to the Trustee. The direction of a Participant with respect to Company Stock allocated to or otherwise held in his Accounts shall also constitute his direction, as Named Fiduciary, to the Trustee with respect to the vote of a portion of the shares of Company Stock held in the Suspense Subfund (or otherwise unallocated) or for which no directions were timely received by the Trustee, whether or not allocated to the Account of any Participant. Such direction shall be with respect to such number of votes equal to the total number of votes attributable to Company Stock in the Suspense Subfund (or otherwise unallocated) or with respect to which no directions were timely received multiplied by a fraction, the numerator of which is the number of votes attributable to Company Stock allocated to or otherwise held in the Participant's Accounts and the denominator of which is the total number of votes attributable to Company Stock allocated to or otherwise held in the Accounts of all such Participants who have provided directions to the Trustee under this subsection (a).

                  (b) Tender Offers for Company Stock. In the event an offer is received by the Trustee (including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect) to acquire any shares of Company Stock held in the Trust, or any shares or other securities into which shares of Company Stock held in the Trust are convertible or for which they are exchangeable; whether or not allocated or otherwise held in the Account of any Participant (an "Offer"), the Trustee shall have no discretion or authority to sell, exchange, transfer or convert any of such shares pursuant to such Offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing with respect to any Company Stock subject to such Offer and allocated to or otherwise held in a Participant's Account by the Participant, as Named Fiduciary. In addition, such direction of a Participant with respect to Company Stock allocated to or otherwise held in his Accounts shall also constitute his direction, as Named Fiduciary, to the Trustee with respect to any Company Stock subject to such Offer held in the Suspense Subfund (or otherwise unallocated), with respect to an amount of such unallocated Company Stock equal to the total amount of unallocated Company Stock multiplied by a fraction, the numerator of which is the amount of Company Stock allocated to or otherwise held in the Participant's Accounts and the denominator of which is the total amount of Company Stock allocated to or otherwise held in the Accounts of all Participants. Upon timely receipt of such directions as described in subsection
(c)(2), the Trustee shall sell, exchange or transfer pursuant to such Offer only such shares as to which such directions were given.

                  In the event, under the terms of an Offer or otherwise, any shares of Company Stock tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow such directions respecting the withdrawal of such securities from such Offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants as Named Fiduciaries entitled under this subsection (b) to give directions as to the sale, exchange or transfer of securities pursuant to such Offer.

                  (c) Voting and Tender Offer Directions. Voting and tender offer directions shall be given in accordance with the following provisions:

                  (1) Voting Directions. As promptly as possible before each annual or special shareholders' meeting of the Company, the Plan Administrator shall direct the Trustee to furnish to each Participant a copy of any proxy solicitation material, together with a form requesting confidential instructions on how the Company Stock allocated to or otherwise held in such Participant's Accounts and held in the Suspense Subfund (or otherwise unallocated) (including fractional shares to 1/1000 of a share) is to be voted. Upon timely receipt of such instructions, the

         Trustee shall vote the Company Stock as directed, in blocks. The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person (except for agents of the Trustee who shall at all times be subject to the same restrictions as the Trustee), including officers of the Company or Eligible Employees or employees of any other company. The Trustee and the Plan Administrator shall not make recommendations to Participants on whether to vote or how to vote.

                  (2) Tender Offer Directions. The Trustee shall notify each Participant of each tender or exchange offer and shall utilize its best efforts to distribute or cause to be distributed to such Participant in a timely manner all information distributed to shareholders of the Company in connection with any such tender or exchange offer. A Participant's instructions to the Trustee as to the manner in which to respond to any such tender or exchange offer shall remain in force until superseded in writing by the Participant. The Trustee shall tender or exchange such shares of Company Stock as described in subsection (b). Unless and until shares of Company Stock are tendered or exchanged, the individual instructions received by the trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers of the Company or Eligible Employees, or employees of any other company.


                                   SECTION 16
                     PLAN AMENDMENT, MERGER OR CONSOLIDATION

         16.1 Amendment. The Board of Directors shall have the right to amend this Plan at any time, by written resolution, subject to the following limitations:

                  (a) No such amendment shall cause any part of the Trust Fund to be used for or diverted to any purpose other than the exclusive benefit of the Participants or their beneficiaries.

                  (b) No such amendment shall cause any reduction in the amount of any Participant's Accrued Benefit. For purposes of this subsection (b), an amendment which has the effect of (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy or (ii) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing accrued benefits as provided in section 411(d)(6) of the Code and the regulations thereunder.

                  (c) No such amendment shall change any vesting schedule unless, in the case of an individual who is a Participant on (i) the date the amendment is adopted or (ii) the date the amendment is effective, if later, the nonforfeitable percentage of such Participant's right to his Accrued Benefit is not less than his percentage computed under the Plan without regard to such amendment. Furthermore, no such amendment shall otherwise change any vesting schedule unless each Participant having three or more years of service is permitted to elect, in accordance with regulations under the Code, to have the nonforfeitable percentage of his Accrued Benefit determined under the Plan without regard to such amendment; provided that no election shall be given to any Participant whose nonforfeitable percentage under the Plan as amended cannot at any time be less than such percentage determined without regard to such amendment.

         16.2 Merger or Consolidation. This Plan and Trust shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan and trust, unless the benefits payable to each Participant if the Plan were terminated immediately after such action would be equal to or greater than the benefits which would have been payable to each Participant if the Plan had been terminated immediately before such action.

                                   SECTION 17
                                PLAN TERMINATION

         17.1 Discontinuance of Contributions or Termination The Board of Directors shall have the right to discontinue the Company's contributions hereunder and to terminate or partially terminate this Plan by delivery of written notice to the Trustee of such action.

                  Upon complete discontinuance of the Company's contributions, or termination or partial termination of the Plan, the rights of all affected Participants to benefits accrued to the date of such discontinuance or termination shall become nonforfeitable except to the extent that law or regulations may preclude such vesting in order to prevent discrimination in favor of highly compensated Employees.

                  Upon final termination of the Plan, the Plan Administrator shall direct the Trustee to distribute all assets remaining in the Trust, after payment of any proper expenses, to the Participants in accordance with the vested Accrued Benefits of such Participants as of the date of such termination. Such payments shall be made in cash and at such time and in such manner as the Plan Administrator shall in its discretion determine, subject to Section 9.8 and
Section 9.9. Any shares of Company Stock held in the Suspense Subfund which cannot be allocated to the Company Stock Accounts of Participants because such shares have not been released from the Suspense Subfund pursuant to Section 6.5, shall be delivered to the Company.

                  Notwithstanding the foregoing, amounts credited to a Participant's 401(k) Account shall not be distributed prior to the Participant's attainment of age 59 1/2, separation from service (within the meaning of Section 9.4), total and permanent disability (as defined in Section 9.5(b)), death, or financial hardship (within the meaning of Section 8.6(a)), except as a "lump-sum distribution" (as defined in section 401(k)(10)(B)(ii) of the Code) to a Participant or his beneficiary as soon as administratively feasible after the termination of the Plan, provided that the Company does not establish or maintain a successor plan within the meaning of section 401(k)(10)(a)(i) of the Code and Treas. Reg. Section 1.401(k)-1(d)(3).


                                   SECTION 18
              TRANSFERS OF 401(K) ACCOUNTS, MATCHING, STOCK BONUS,
                     VOLUNTARY, AND DIVERSIFICATION ACCOUNTS
                            FROM THE STOCK BONUS PLAN

         18.1 Transfers of 401(k), Matching, Stock Bonus, Voluntary, and Diversification Accounts from the Stock Bonus Plan. The Stock Bonus Plan has been amended, effective September 1, 1990, to provide for the transfer of all 401(k), Matching, Stock Bonus, Voluntary, and Diversification Accounts (and all liabilities attributable to such Accounts) thereunder to this Plan. The Plan Administrator of this Plan is directed to accept such transfer. The Plan Administrator shall deposit the transferred Accounts as follows:

                  (a) an Employee's transferred 401(k) Account, if any, shall be consolidated with his 401(k) Account in this Plan;

                  (b) an Employee's transferred Matching Account, if any, shall be deposited in his Rollover Account in this Plan; and

                  (c) an Employee's transferred Stock Bonus, Voluntary, and/or Diversification Accounts, if any, shall be maintained as separate Accounts in this Plan.

The Plan Administrator shall establish a 401(k) Account and/or Rollover Account in this Plan for each Employee who did not have such Account(s) prior to the transfer of his 401(k) Account and/or Matching Account from the Stock Bonus Plan. Once a Participant's Accounts have been transferred from the Stock Bonus Plan, no subsequent employer or employee contribution shall be made under the terms of the Stock Bonus Plan and credited to any Participant's Accounts in this Plan. Notwithstanding the preceding sentence, Accounts transferred from the Stock Bonus Plan shall share in allocations of gains and losses under Sections
7.1 and 7.2.

                  18.2 Distributions and Withdrawals of Amounts Attributable to Amounts Transferred.

                  (a)      Method of Distributions.

                           (1) Distribution Upon Retirement, Disability or
                  Death. Upon the retirement, total and permanent disability (as defined in Section 9.5(b)), or death of a Participant whose 401(k), Matching, Stock Bonus, Voluntary, and/or Diversification Accounts were transferred to this Plan from the Stock Bonus Plan, the amounts in his Accounts shall be payable to the Participant or his beneficiary in a lump sum, installment payments, or any other manner permitted under the Stock Bonus Plan (all references in this Section to the Stock Bonus Plan shall be to the Stock Bonus Plan as it was in effect on September 1, 1990). Installment payments, if elected, will be made in equal quarterly, semiannual, or annual installments, over a period certain not extending beyond the life expectancy of the Participant or the joint life expectancies of the Participant and his spouse.

                           If a Participant whose 401(k), Matching, Stock Bonus,
                  Voluntary, and/or Diversification Accounts were transferred to this Plan from the Stock Bonus Plan dies without having made an election as to the form of his benefit distribution, the Participant's entire benefit under this Plan shall be distributed in a lump sum to the beneficiary of the Participant unless the beneficiary is the Participant's spouse. In such event, payment of the amounts in the Participant's Accounts shall be made in one lump sum to the Participant's spouse unless the spouse elects, no later than 60 days after the date of death of such Participant, to have the amounts due such spouse paid in installments. If the spouse elects installment payments, such payments will be paid in the manner described in the preceding paragraph.

                           Payment of the amounts in the Participant's Accounts
                  shall be made or commence no later than 60 days after the last day of the Plan Year in which the Participant terminates employment by reason of retirement, disability, or death.

                           (2) Distribution Upon Other Termination of
                  Employment. Upon termination of employment for reasons other than retirement, disability, or death, a Participant whose 401(k), Matching, Stock Bonus, Voluntary, and/or Diversification Accounts were transferred to this Plan from the Stock Bonus Plan shall receive payment of his entire Accrued Benefit under this Plan in accordance with Section 9.2 of this Plan.

                  (b) In-Service Withdrawals. An Employee whose Voluntary Account was transferred to this Plan from the Stock Bonus Plan may elect to withdraw at any time any portion or all of the amount in his Voluntary Account, in accordance with Section 6.9 of the Stock Bonus Plan. Any withdrawal may not be for less than the lessor of (i) $500, or (ii) the Employee's entire interest in the Voluntary Account.

                  (c) Form of Distribution or Withdrawal. To the extent permitted under the Stock Bonus Plan, a lump sum distribution described in this Section may be paid in cash or securities, including Common Stock, as elected by the Employee. As provided in Sections 8.4 and 8.5 of the Stock Bonus Plan, an Employee may receive only cash from his Voluntary Account and/or Diversification Account.

         18.3     Transfer to Diversification Account.

                  (a) Eligibility to Make Transfers. Any Participant may direct the Trustee, in accordance with paragraphs (b) or (c) below, to transfer a portion or all of the vested interest in such Participant's Stock Bonus Account to the Investment Fund. Amounts diversified from a Stock Bonus Account shall be allocated to the Participant's Diversification Account. A Participant may not diversify any stock held in his separate PAYSOP Account.

                  (b) Valuation of Diversification. The transfer of the Participant's vested interest from his Stock Bonus Account, invested in Common Stock, to his Diversification Account shall be valued as provided in Section 7.1.

                  (c) How to Make Election. A Participant may elect to diversify his shares of Common Stock at any time during the Plan Year by filing the Appropriate Form with the Plan Administrator in respect to each diversification request, or in any other manner acceptable to the Plan Administrator. No automatic diversifications upon a regular basis shall be permitted.

         18.4 Protected Forms of Distribution. A Participant whose 401(k), Matching, Stock Bonus, Voluntary, and/or Diversification Accounts in the Stock Bonus Plan were transferred to this Plan who was or becomes eligible for a protected form of distribution (as described in section 411(d)(6) of the Code, and rules and regulations thereunder), under the terms of the Stock Bonus Plan as it was in effect on September 1, 1990, and which was not otherwise provided under this Plan, shall be eligible to elect such form of distribution with respect to that portion of his total Account which equals the value of the amount transferred from the Stock Bonus Plan effective September 1, 1990. Notwithstanding anything in this Plan to the contrary, it is intended that the forms of distribution provided under the plan comply with section 411(d)(6) of the Code, and rules and regulations thereunder.


                                   SECTION 19
                      TRANSFERS OF PAYSOP ACCOUNTS FROM THE
                                STOCK BONUS PLAN

         19.1 Transfers of PAYSOP Accounts from the Stock Bonus Plan. The Stock Bonus Plan has been amended, effective October 1, 1992, to provide for the transfer of all PAYSOP Accounts (and all liabilities attributable to such Accounts) thereunder to this Plan. The Plan Administrator of this Plan is directed to accept such transfer. A Participant's transferred PAYSOP Account shall be maintained as a separate Account in this Plan.

         19.2 Income on PAYSOP Accounts. Dividends and other income attributable to the PAYSOP shall be reinvested in Common Stock and allocated to each Participant's PAYSOP Account according to the number of shares allocated to such Account within a reasonable time after receipt of such dividends.

         19.3 Nonforfeitable Right to Allocated Common Stock. Each Participant shall have a nonforfeitable right to all Common Stock and income allocated to his PAYSOP Account. However, no Common Stock may be distributed from a Participant's PAYSOP Account before the end of the 84th month beginning after the month in which such Common Stock was allocated. The foregoing rule shall not apply in the following cases:

                  (a) The Participant's death, total and permanent disability (as defined in Section 9.5(b) of this Plan), separation from service, or termination of the PAYSOP Plan;

                  (b) A transfer of the Participant from the service of the Company to the service of an acquiring employer where:

                  (1) The Company sells to the acquiring employer substantially all of the assets used by the Company in a trade or business conducted by the Company, or

                  (2) The Company sells to the acquiring employer all of the stock of a subsidiary of the Company;

                  (c) Where the Company disposed of its interest in a subsidiary and the Participant continues to be employed by such subsidiary; or

                  (d) Any distribution required under Section 9.9 or 19.5 of this Plan.

         19.4 Administrative Expenses. Administrative expenses or costs incurred by the Trustee and by the Committee in connection with the PAYSOP, including the fees of their counsel, accountants, salaries (if any), and other items, in the performance of their duties may be paid by the Company; provided that, as reimbursement for the expense of administering the PAYSOP, the Company may direct the Trustee in writing to pay from the Trust Fund so much of the amounts paid or incurred during a taxable year, as expenses of administering the PAYSOP, as does not exceed the smaller of (i) the sum of ten percent (10%) of the first $100,000 and five percent (5%) of any amount in excess of $100,000 of the income from dividends paid to the PAYSOP during the Plan Year ending with or within the Company's taxable year, or (ii) $100,000.

         19.5     Diversification Withdrawals.

                  (a) Election. Within 90 days after the last day of each Plan Year during a Participant's Qualified Election Period, the Qualified Participant shall be permitted to elect on an Appropriate Form, or in any other manner acceptable to the Plan Administrator, to withdraw from his PAYSOP Account twenty-five percent (25%) of the value of his PAYSOP Account balance attributable to shares of Company Stock which were acquired by the PAYSOP after December 31, 1986. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may elect to withdraw from his PAYSOP Account fifty percent (50%) of the value of such account balance.

                  (b) Time of Distribution. The Participant's withdrawal shall be distributed by the Plan Administrator no later than 180 days after the close of the Plan Year to which the direction applies.

                  (c) Determination of Amount for Diversification Requirements. The portion of a Participant's Account balance attributable to shares of Company Stock which were acquired by the Plan after December 31, 1986, shall be determined by multiplying the number of shares of such securities held in the account by a fraction, the numerator of which is the number of shares acquired by the PAYSOP after December 31, 1986 and allocated to Participant's PAYSOP Accounts (not to exceed the number of shares held by the PAYSOP on the date the individual becomes a Qualified Participant), and the denominator of which is the total number of shares held by all PAYSOP Accounts at the date the individual becomes a Qualified Participant.

         19.6     Distributions of PAYSOP Accounts.

                  (a) Method of Distribution. Distribution of PAYSOP Accounts shall be made in the same manner as described in Sections 18.2(a) and (b) and
18.4 of this Plan with respect to all other Accounts transferred from the Stock Bonus Plan, except that all references to the Stock Bonus Plan shall be to the Stock Bonus Plan as it was in effect on October 1, 1992.

                  (b)      Form of Distribution.

                  (1) Distributions of Common Stock from a Participant's PAYSOP Account shall be in full shares of Common Stock, and cash shall be distributed in lieu of any fractional shares of Common Stock allocated. Fractional shares shall be valued by reference to their fair market value, determined in accordance with Section 7.1.

                  (2) Notwithstanding the foregoing, the Committee may determine that any or all of the distributions under Section 19.3 or subsection
         (1) above shall be made in cash in lieu of Common Stock, or partially in cash and partially in Common Stock; provided, that the Committee shall have advised each Participant (or beneficiary) in writing that he has a right to demand that his benefits be distributed in the form of shares of Common Stock. When a cash distribution is made, the Participant's shares of Common Stock shall be valued at their fair market value, determined in accordance with Section 7.1.

                  (3) It is intended that the distributions described in subsections (1) and (2) above shall be made in accordance with regulations which may hereafter be issued by the Department of Treasury.


                                   SECTION 20
                                  MISCELLANEOUS

         20.1 Participation by Affiliates with Consent of BetzDearborn Inc. Any corporation which is an Affiliate, with approval of the Board of Directors, by resolution of its own board of directors, may adopt the Plan and Trust hereby created. From and after the effective date when such corporation shall have become a party to this Plan and the Trust Agreement, it shall for all purposes of this Plan and the Trust Agreement be included within the meaning of the word "Company" and shall be an affiliated company for purposes of benefit accrual and vesting.

         20.2 Application of Plan. This Plan shall not apply to any person who retired or otherwise separated from the service of the Company before the Effective Date. The right of any such person to any retirement benefit or otherwise shall be governed solely by the provisions of the BetzDearborn Inc. Employees' Retirement Plan or the Plan in effect on the date of such retirement or other separation from service.

         20.3 No Employment Rights Created. The Plan and Trust do not confer upon any Participant or other Employee any right to be continued in the employ of the Company or an Affiliate, and the

Company expressly reserves the right to terminate the employment of any Employee whether or not a Participant, whenever the interest of the Company, in its sole judgment, may so require.

         20.4 Incapacitated Participant or Beneficiary. If the Plan Administrator deems any person incapable of receiving any benefit to which he is entitled by reason of minority, illness, infirmity or other incapacity, the Plan Administrator may direct the Trustee to make payment to such person's legally appointed guardian, or, if none has been appointed, to the holder of a legally valid power of attorney from such person. Such payments shall, to the extent thereof discharge the liability of the Company, the Committee, the Plan Administrator, the Trustee and the Trust.

         20.5 Payment of Plan Expenses. Except as otherwise provided in the Trust Agreement, the Plan shall pay the expenses of administering the Trust which is part of this Plan (to the extent such expenses are not paid by the Company), including the compensation of the Trustee, which shall be as mutually agreed by the Company and the Trustee.

         20.6 Unclaimed Benefits. Any benefits payable to a Participant or beneficiary not claimed for a period of five years from the date of entitlement as determined by the Plan Administrator following a diligent effort to locate such Participant or beneficiary and with the approval of the Plan Administrator, shall be forfeited and applied in accordance with the terms of Section 6.7; provided, however, that such forfeited benefits shall be reinstated if a claim for them is made by the Participant or beneficiary.

         20.7 Treatment of Leased Employees. Notwithstanding any other provisions of the Plan, for purposes of the pension requirements of section 414(n)(3) of the Code, Employees shall include Leased Employees.

         20.8 Construction. Construction and administration of this Plan and of the Trust Agreement shall be governed by ERISA and other applicable Federal law and to the extent not governed by Federal law, by Pennsylvania law.

         20.9 Gender and Number. The masculine pronoun wherever used shall include the feminine and the singular may include the plural, and vice versa, as the context may require.


                                   SECTION 21
                      SPECIAL PROVISIONS CONCERNING CERTAIN
                       FORMER EMPLOYEES OF THE GRACE GROUP

         21.1 Definitions. The following words and phrases, as used herein, shall have the following meanings, unless the context clearly indicates otherwise:

                  (a) "Buyer Group" shall mean, collectively, Betz Laboratories, Inc. and any entity of which it owns directly or indirectly fifty percent (50%) or more of the voting power or other similar interests and, at any time on or after the Closing Date, the Transferred Companies and Transferred Joint Ventures.

                  (b) "Closing Date" shall mean the Closing Date under the Sale Agreement, which is expected to be June 28, 1996.

                  (c) "Continued Employee" shall mean any employee -

                  (1) who is an employee of the Grace Group (other than the Transferred Companies or Transferred Joint Ventures) who is employed exclusively in the Dearborn Business (as defined in the Sale Agreement);

                  (2) who is an employee of the Grace Group (other than the Transferred Companies or Transferred Joint Ventures) who performs substantial services for the Dearborn Business and is designated by Grace as an employee who is to be transferred with the Dearborn Business; or

                  (3) who replaces any employee described in paragraph (i) or
         (ii) above (excluding any such employee who is on long-term disability on the Closing Date) and who accepts an offer of employment made by a member of the Buyer Group in accordance with the Sale Agreement.

                  (d)      "Grace" shall mean W.R. Grace & Co.-Conn.

                  (e) "Grace Group" shall mean, collectively, W.R. Grace & Co. and any entities of which it owns directly or indirectly fifty percent (50%) or more of the voting power or other similar interests at any time prior to the closing under the Sale Agreement, the Transferred Companies, and the Transferred Joint Ventures.

                  (f) "Sale Agreement" shall mean the Grace Dearborn Worldwide Purchase and Sale Agreement, entered into by W.R. Grace & Co.-Conn. and the Company, dated March 11, 1996.

                  (g) "Transferred Companies" shall mean Grace Dearborn N.V.; Alexim N.V.; Finac N.V.; Grace Dearborn, Inc.; Grace Service Chemicals S.A.; Grace Dearborn B.V.; Dearborn Holdings AB; Grace Dearborn AB; and Dearborn USA, Limited Partnership.

                  (h) "Transferred Joint Ventures" shall mean Dearborn I.E.I. (India) Private Ltd. and Nippon Dearborn K.K.

                  (i) "U.S. Employee" shall mean an employee of Dearborn USA, Limited Partnership, or a Continued Employee.

         21.2 Participation by Certain Employees of the Dearborn Business. Notwithstanding Section 3.2, each U.S. Employee who participated in the W.R. Grace & Co. Salaried Employees Savings and Investment Plan immediately prior to the Closing Date shall become a Participant in the Plan on the date he first completes an Hour of Service for the Company.

         21.3 Years of Vesting Service. Each U.S. Employee's service with the Grace Group prior to the Closing Date shall be counted for purposes of determining Years of Vesting Service under this Plan on and after the Closing Date.

         21.4 Allocation of Company Stock Contribution for 1996. For purposes of determining entitlement to allocations of contributions under Section 6 for 1996, a Participant's service in 1996 with the Grace Group prior to the Closing Date shall be counted for purposes of determining if the Participant completed 1,000 or more Hours of Service under Section 6.1. However, only Compensation received in 1996 as an Eligible Employee shall be counted for purposes of determining the amount of a Participant's allocation under Sections 6.2, 6.3, 6.6(c), and 6.7.

         IN WITNESS WHEREOF, BETZDEARBORN INC. has caused these presents to be duly executed as of this ----- day of ----------, ----.

                                                    BETZDEARBORN INC.

                                                      -------------------------

                                                    By:
                                                      -------------------------
                                                    Title:
                                                       -------------------------
ATTEST:

------------------------------
Title:
------------------------------
         [CORPORATE SEAL]

                      FIRST AMENDMENT TO BETZDEARBORN INC.
                    EMPLOYEE STOCK OWNERSHIP AND 401(K) PLAN


         THIS FIRST AMENDMENT made on this day of ______________, 1998, by BETZDEARBORN INC. (the "Corporation"), a corporation organized and existing under the laws of the State of Pennsylvania;


                              W I T N E S S E T H:


         WHEREAS, the Corporation, as Plan Sponsor, maintains the BetzDearborn Inc. Employee Stock Ownership and 401(k) (the "Plan"), which was established by an indenture dated January 1, 1989, and last amended and restated by an indenture dated January 1, 1998; and

         WHEREAS, the Corporation desires to amend the Plan to make certain changes related to vesting and to the definitions of "Company Stock" and "Preferred Stock."

         NOW, THEREFORE, the Corporation does hereby amend the Plan effective as of the effective time of the merger among the Corporation and Hercules Inc. ("Hercules") and Water Acquisition, Co., a wholly owned subsidiary of Hercules, as follows:

         1. By deleting existing Plan Section 1.8 in its entirety and replacing it with the following new Plan Section 1.8:

                  "1.8 `Common Stock' shall mean the common stock of Hercules, Inc., it being intended that such Common Stock constitute `qualifying employer securities' within the meaning of Section 4975(e)(8) of the Code."

         2. By deleting existing Plan Section 1.10 in its entirety and replacing with the following new Plan Section 1.10:

                  "1.10 `Company Stock' shall mean the common stock of Hercules, Inc., it being intended that such Company Stock constitute `qualifying employer securities' within the meaning of Section 4975(e)(8) of the Code."

         3. By deleting existing Plan Section 1.36 in its entirety and replacing it with the following new Plan Section 1.36:

            "1.36 [RESERVED]"

         4. By deleting the second paragraph of Plan Section 5.4(a) in its entirety.

         5. By deleting the second paragraph of existing Plan Section 7.1(a) in its entirety and replacing it with the following new second paragraph of Plan
Section 7.1(a):

                  "For purposes of the valuation described above, the fair market value of shares of Company Stock held by the Trustee shall be determined as of the Valuation Date coincident with the last day of the Plan Year, and as of such other Valuation Dates as the Plan Administrator so directs."

         6. By deleting existing Plan Section 8.18(f)(3) in its entirety and replacing it with the following new Plan Section 8.18(f)(3):

                  "(3) Loan Date. Each loan shall be made as soon as practicable following approval of the Participant's loan application by the Plan Administrator. To the extent any loan is made from a particular Account of a Participant which is invested partially in different investment media, such loan shall be made pro rata from the investments of such Account in each such investment medium, valued as of the most recent Valuation Date or, to the extent that such loan is made from amounts invested in Investment Vehicles the value of which is priced daily, as of the date of the loan."

         7. By adding the following sentence to the end of existing Plan Section 9.1:

                  "Notwithstanding any other provision of the Plan, an Employee who is a Participant of the Plan as of the effective time of the merger among the Corporation and Hercules, Inc. and Water Acquisition Co., a wholly owned subsidiary of Hercules, Inc., shall be fully vested in all of his Accounts."

         8. By deleting existing Plan Section 9.2(c) in its entirety and replacing it with the following new Plan Section 9.2(c):

                  "(c) Form. Benefits from the Participant's Company Stock, Matching, and Other Investments Accounts shall be paid in whole shares of Company Stock. Benefits from the Participant's 401(k) and Rollover Accounts shall be paid in cash, except that, to the extent the Investment Vehicle in which the Accounts are invested consists of Company Stock, such benefits shall be paid in Company Stock.

                  Notwithstanding the foregoing, a Participant may elect to receive all benefits from his Other Investments, 401(k) and Rollover Accounts in cash."

         9. By adding the following sentence to the end of existing Plan Section 18.4:

                  "Notwithstanding anything contained in Plan Section 18, any distribution which would have been required to be made in the form of "employer securities" (within the meaning of Code
                  Section 409(l)) will be made in the form of Common Stock."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

         IN WITNESS WHEREOF, the Corporation has executed this First Amendment as of the date and the year first above written.

                                                    PLAN SPONSOR:

                                                    BETZDEARBORN INC.

                                                    By:
                                                     ---------------------------
                                                    Title:
                                                     ---------------------------

ATTEST:

---------------------------------
Title:
---------------------------------
         [CORPORATE SEAL]

                     SECOND AMENDMENT TO BETZDEARBORN INC.
                    EMPLOYEE STOCK OWNERSHIP AND 401(k) PLAN

     THIS SECOND AMENDMENT made on this day of ___________, 1998, by BETZDEARBORN INC. (the "Corporation"), a corporation organized and existing under the laws of the State of Pennsylvania;


                              W I T N E S S E T H:

     WHEREAS, the Corporation, as Plan Sponsor, maintains the BetzDearborn Inc. Employee Stock Ownership and 401(k) (the "Plan"), which was established by an indenture dated January 1, 1989, and last amended and restated by an indenture dated January 1, 1998; and

     WHEREAS, the Corporation desires to amend the Plan to revise the formula for 'Company Matching Contributions' and the day on which the interest rate applicable to loans under the Plan is set.

     NOW, THEREFORE, the Corporation does hereby amend the Plan effective as of January 1, 1999, as follows:

     1. By deleting existing Plan Section 8.3(b) in its entirety and replacing it with the following new Plan Section 8.3(b):

          "(b) Matching Rate. The Matching Rate shall be fifty percent (50%). The Maximum Compensation deferral Percentage shall be six percent (6%)."

     2. By deleting existing Plan Section 8.18(b) in its entirety and replacing it with the following new Plan Section 8.18(b):

          "(b) Terms of Loan. Each loan granted or renewed under this Section shall bear a rate of interest which is two percentage points greater than the prime lending rate, as announced in The Wall Street Journal, on the first business day of each calendar quarter in which the loan is made or such other rate as may be determined by the Plan Administrator to be required by law. The interest rate and other conditions for the repayment of the loan shall be fixed at the time the loan is made. All loans shall be repayable by their terms within five years."

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

     IN WITNESS WHEREOF, the Corporation has executed this Second Amendment as of the date and the year first above written.

                                        PLAN SPONSOR:

                                        BETZDEARBORN INC.

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

ATTEST:

------------------------------------

Title:
      ------------------------------
             [CORPORATE SEAL]

                      THIRD AMENDMENT TO BETZDEARBORN INC.
                    EMPLOYEE STOCK OWNERSHIP AND 401(K) PLAN

         THIS THIRD AMENDMENT made on this --- day of March, 1999, by BETZDEARBORN INC. (the "Corporation"), a corporation organized and existing under the laws of the State of Pennsylvania;

                              W I T N E S S E T H:

         WHEREAS, the Corporation, as Plan Sponsor, maintains the BetzDearborn Inc. Employee Stock Ownership and 401(k) (the "Plan"), which was established by an indenture dated January 1, 1989, and last amended and restated by an indenture dated January 1, 1998; and

         WHEREAS, as a condition to receipt of a favorable determination on the tax-qualified status of the Plan, the Corporation desires to amend the Plan to reflect the required provisions of the Uniformed Service Employment and Reemployment Rights Act of 1994; and

         WHEREAS, the officers of the Corporation are authorized to amend the Plan as required for the continued qualification of the Plan.

         NOW, THEREFORE, the Corporation does hereby amend the Plan effective as of December 12, 1994, by adding the following new Plan Section 4.4 to the Plan:

                  "4.4 Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Third Amendment.

         IN WITNESS WHEREOF, the Corporation has executed this Third Amendment as of the date and the year first above written.

                                                BETZDEARBORN INC.

                                                By:
                                                  -----------------------------

                                                Title:
                                                  -----------------------------

ATTEST:

--------------------------------

Title:
--------------------------------
         [CORPORATE SEAL]